Exhibit 99.1
THIRD QUARTER 2009
FINANCIAL SUPPLEMENT
If you need further information, please contact:
Aarti Bowman, Investor Relations
901-523-4017
aagoorha@firsthorizon.com

Other Information
This financial supplement contains forward-looking statements involving significant risks and uncertainties. A number of important factors could cause actual results to differ materially from those in the forward-looking information. Those factors include general economic and financial market conditions, including expectations of and actual timing and amount of interest rate movements including the slope of the yield curve, competition, customer and investor responses to these conditions, ability to execute business plans, geopolitical developments, recent and future legislative and regulatory developments, natural disasters, and items mentioned in this financial supplement and in First Horizon National Corporation’s (FHN) most recent press release, as well as critical accounting estimates and other factors described in FHN’s recent filings with the SEC. FHN disclaims any obligation to update any such factors or to publicly announce the result of any revisions to any of the forward-looking statements included herein or therein to reflect future events or developments.
Use of Non-GAAP Measures
Certain capital-related non-GAAP ratios are included in this financial supplement. FHN’s management believes such ratios are relevant to understanding the capital position and results of the Company. The non-GAAP ratios presented in this Financial Supplement are tangible common equity to tangible common assets, tangible book value per common share, tier 1 common to risk weighted assets, and adjusted tangible common equity to risk weighted assets. These ratios are reported to FHN’s management and Board of Directors through various internal reports. Additionally, disclosure of these ratios provides a meaningful base for comparability to other financial institutions as these ratios have become an important measure of the capital strength of banks as demonstrated by the inclusion in the stress tests administered by the United States Treasury Department under the Capital Assistance Program. Non-GAAP measures are not formally defined by GAAP or codified in the federal banking regulations, and other entities may use calculation methods that differ from those used by FHN. Tier 1 capital is a regulatory term and is generally defined as the sum of core capital (including common equity and instruments that can not be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations. Also a regulatory term, risk weighted assets includes total assets adjusted for credit risk and is used to determine capital ratios. Refer to the tabular reconciliation of non-GAAP to GAAP measures and presentation of the most comparable GAAP items on page 34 of this financial supplement.

FIRST HORIZON NATIONAL CORPORATION SEGMENT STRUCTURE

Regional Banking
-Traditional banking services for consumers and businesses

-Activities include lending and deposit taking, investments, insurance, financial planning, trust services, asset management, cash management, and health savings accounts

-Primarily southeastern U.S. footprint, with 183 financial centers in Tennessee and nearby markets

-First Tennessee banking franchise and middle market lending are key businesses
Capital Markets
-Fixed income sales, trading, and strategies for institutional clients in U.S. and abroad

-Other capital markets products include:
-Portfolio advisory

-Derivatives

-Loan trading

-Equity research
-Correspondent banking provides credit, depository, and other banking related services to other financial institutions
Corporate
-Includes executive management, enterprise-wide risk management, corporate finance, corporate communications, low income housing activities, and legal functions

-Also includes funding function for the corporation and any impact from balance sheet positioning
Mortgage Banking
-Primarily consists of first lien mortgage originations in the Tennessee market and legacy servicing

-In a transaction that closed on August 31, 2008, First Horizon National Corp. sold its mortgage servicing platform and origination offices outside Tennessee to MetLife Bank, N.A.
National Specialty Lending
-Wind-down portfolio that includes lending activities such as consumer lending and construction lending outside the Regional Banking footprint

-Construction lending includes national home builder, one-time close, and commercial real estate portfolios
-In January 2008, FHN announced the discontinuation of national home builder and commercial real estate lending through its First Horizon Construction Lending offices
-Consumer lending consists mainly of national retail-originated home equity loans and lines

PERFORMANCE HIGHLIGHTS

Summary of Third Quarter 2009 Significant Items (in millions)

Segment	Item	Income Statement	Pre-Tax	Comments

Corporate	Debt Repurchase Gains	Noninterest income: Other	$12.8	Gain on repurchases of $160.0 million of debt.

	Reduction of Visa Contingent Liability	Noninterest expense: Other	$7.0	Reversal of proportionate share of escrow funding by Visa for certain Visa litigation matters for which FHN has a contingent guarantee.

	Restructuring, Repositioning & Efficiency Initiatives	Discontinued operations, net of tax	$(14.0)	Pre-tax goodwill impairment as a result of agreement to sell institutional equity research group.

Mortgage Banking	Foreclosure/Repurchase Provision	Noninterest expense: Other	$(25.8)	Charges related to mortgage foreclosure and repurchase activity from legacy origination platform.

Various	OREO Fair Value Adjustments and Expenses	Noninterest expense: Other	$(21.2)	Primarily reflects depreciation in the fair value and disposal losses of OREO.

	BOLI Contract Surrender	Tax expense	$(8.4)	Surrender of BOLI contract triggered negative tax effect.

(Third Quarter 2009 vs. Second Quarter 2009)

Asset Quality
-	Allowance as a percentage of loans ratio increased to 510 basis points from 491 basis points in prior quarter
-	Increase in ratio is primarily due to a decline in period-end loan balances
-	NPAs decreased slightly from prior quarter; NPA ratio increased to 638 basis points from 615 basis points
-	NPL decline is primarily a result of OTC wind down
-	Provision expense decreased to $185.0 million in third quarter compared to $260.0 million in second quarter

-	Commercial Portfolio
-	Increase in C&I reserves is primarily related to deterioration in bank holding company and trust preferred loan portfolios

-	Income CRE reserves increased; portfolio affected by current economic conditions

-	Residential CRE reserves decreased as national portfolio winds down
-	Consumer Portfolio
-	Home equity required reserves slightly increased in national specialty

-	Permanent mortgage reserves relatively stable

-	OTC reserves decreased by $55.0 million as a result of the portfolio wind-down and better than expected resolutions
-	Net charge-offs were 424 annualized basis points of average loans from 477 basis points in prior quarter
-	Net charge-offs were $201.7 million in third quarter compared to $239.4 million in prior quarter
-	C&I net charge-offs ratio increased; all other portfolios were flat or decreased from prior quarter
-	C&I increase primarily driven by bank holding company and trust preferred loans
-	Charging off almost all impaired commercial loan balances down to most likely estimate of collateral value net of costs to sell
Capital
-	Continued quarterly dividend payable in common stock

-	Current ratios improved and continue to benefit from balance sheet contraction (estimated based on period end balances)
-	7.9% for tangible common equity to tangible assets

-	16.2% for Tier I

-	21.6% for Total Capital

-	9.9% for Tier 1 Common
-	CPP Preferred dividend of $14.9 million in third quarter
-	$10.8 million effect of cash dividend

-	$4.1 million of amortization to accrete initial discounted book value up to face value

PERFORMANCE HIGHLIGHTS (continued)

(Third Quarter 2009 vs. Second Quarter 2009)

Regional Banking
-	Net interest margin expanded to 4.80% compared to 4.72% in second quarter
-	Reflects increase in commercial loan spreads
-	Noninterest income flat at $81.4 million for both periods

-	Provision expense increased to $63.1 million from $51.0 million
-	Deterioration in Income CRE portfolio; increased reserves
-	Noninterest expense was relatively flat at $169.8 million compared to $168.4 million in prior quarter
-	Credit losses on customer derivatives of $5.6 million

-	Foreclosure losses increased $3.8 million as a result of OREO dispositions and fair value adjustments

-	Prior quarter included $5.0 million allocation of FDIC special assessment
Capital Markets
-	Fixed income revenues were $120.5 million in third quarter compared to $170.1 million in prior quarter
-	Average daily revenue of $1.9 million in third quarter; revenues beginning to normalize
-	Other product revenues were $10.3 million in third quarter compared to $11.4 million in second quarter

-	Provision expense increased to $54.2 million from $21.1 million
-	Primarily reflects continued stress on bank holding company and trust preferred loan portfolios
-	Noninterest expense decreased $18.5 million to $86.6 million as a result of lower production volumes
Corporate
-	Noninterest income increased due to $12.8 million gain on the repurchase of bank debt

-	Noninterest expense decreased as a result of the reversal of $7.0 million contingent liability for certain Visa legal matters

-	Pre-tax restructuring charges were $15.7 million in third quarter 2009; minimal in second quarter
-	$14.0 million goodwill impairment related to an agreement to sell the Capital Markets institutional equity research business
Mortgage Banking
-	Noninterest income increased to $60.8 million from $19.2 million in second quarter
-	Positive net hedging results were $30.8 million compared to $6.2 million in second quarter
-	Less rate volatility experienced in current quarter
-	Increased origination income primarily due to $5 million positive fair value adjustment to the mortgage warehouse
-	Prior quarter included a negative $10 million fair value adjustment
-	Noninterest expense decreased to $48.1 million in third quarter from $63.2 million in prior quarter
-	Provisioning for foreclosure and repurchase losses related to legacy origination platform of $25.8 million in third quarter; $29.1 million in prior quarter

-	Third quarter PMI reinsurance liability charges of $1.1 million; decrease of $7.0 million from prior quarter
-	Provision expense decreased $23.3 million due to improved performance of permanent mortgage portfolio
National Specialty Lending
-	Period-end loans declined approximately $500 million

-	Provision for loan losses decreased $96.8 million
-	Reflects $47.3 million reserve release primarily due to wind-down of OTC portfolio
-	Noninterest income increased sequentially to $6.1 million from a loss of $9.1 million
-	Minimal reserve reversal in third quarter for consumer repurchase obligations; $12.0 million expense recognized in second quarter
-	Decrease resulting from settlement of repurchase obligation for substantial portion of prior consumer loan sales
-	Noninterest expense decreased to $28.2 million from $41.0 million in second quarter
-	Prior quarter included higher foreclosures losses and allocation of the FDIC special assessment
Taxes
-	Approximately $8 million positive quarterly effect from permanent tax credits
-	More than offset by an $8.4 million negative tax affect due to surrender of BOLI contract in the third quarter

CHARGES FOR RESTRUCTURING, REPOSITIONING, & EFFICIENCY INITIATIVES Quarterly, Unaudited

(Thousands, rounded)	3Q09	2Q09	1Q09	4Q08	3Q08

By Income Statement Impact
Noninterest income
Mortgage banking	$—	$—	$(1,100)	$—	$(700)
Losses on divestitures	—	—	—	(100)	(17,500)
Noninterest expense
Employee compensation, incentives, and benefits	700	700	2,700	500	10,300
Legal and professional fees	—	—	100	300	(100)
Occupancy	800	(600)	—	(200)	3,900
Equipment rentals, depreciation, and maintenance	—	—	—	—	100
All other expense	—	200	800	9,500	1,100

Total loss before income taxes	(1,500)	(300)	(4,700)	(10,200)	(33,500)
Loss from discontinued operations, net of tax (a)	(14,200)	—	—	(100)	(400)

Net loss	$(15,700)	$(300)	$(4,700)	$(10,300)	$(33,900)

Certain previously reported amounts have been reclassified to agree with current presentation.
(a)	3Q09 primarily includes goodwill impairment related to the Capital Markets institutional equity research business.

CONSOLIDATED SUMMARY RESULTS Quarterly, Unaudited

						3Q09 Change vs.
(Thousands)	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08

Income Statement Highlights
Net interest income	$190,901	$199,086	$196,587	$204,948	$223,147	(4)%	(14)%
Noninterest income	303,753	284,513	399,348	325,021	296,283	7%	3%
Securities gains/(losses), net	65	(330)	(2)	1,346	(210)	120%	131%

Total revenue	494,719	483,269	595,933	531,315	519,220	2%	(5)%

Noninterest expense	349,901	402,486	407,803	334,569	387,515	(13)%	(10)%
Provision for loan losses	185,000	260,000	300,000	280,000	340,000	(29)%	(46)%

Loss before income taxes	(40,182)	(179,217)	(111,870)	(83,254)	(208,295)	78%	81%
Benefit for income taxes	(15,368)	(74,043)	(47,423)	(31,317)	(87,824)	79%	83%

Loss from continuing operations	(24,814)	(105,174)	(64,447)	(51,937)	(120,471)	76%	79%
Income/(loss) from discontinued operations, net of tax (a)	(10,200)	(308)	(648)	442	(1,749)	NM	NM

Net loss	(35,014)	(105,482)	(65,095)	(51,495)	(122,220)	67%	71%

Net income attributable to noncontrolling interest (b)	2,969	2,844	2,750	4,236	2,875	4%	3%

Net loss attributable to controlling interest	(37,983)	(108,326)	(67,845)	(55,731)	(125,095)	65%	70%

Preferred stock dividends (c)	14,876	14,856	14,956	7,413	—	*	NM
Loss available to common shareholders	$(52,859)	$(123,182)	$(82,801)	$(63,144)	$(125,095)	57%	58%

Common Stock Data
Diluted EPS from continuing operations (d)	$(0.20)	$(0.57)	$(0.38)	$(0.29)	$(0.57)	65%	65%
Diluted EPS (d)	(0.24)	(0.57)	(0.38)	(0.29)	(0.58)	58%	59%
Diluted shares (d)	217,186	217,134	217,134	217,063	217,062	*	*
Period-end shares outstanding (d)	218,654	218,630	218,352	217,489	217,504	*	1%
Stock dividend rate declared per share	1.5901%	1.5782%	2.6673%	1.8370%	3.0615%	NM	NM

Balance Sheet Highlights (Period End)
Total loans, net of unearned income	$18,524,685	$19,585,827	$20,572,477	$21,278,190	$21,601,898	(5)%	(14)%
Total deposits	14,234,983	14,977,461	14,910,055	14,241,814	13,778,235	(5)%	3%
Total assets	26,465,852	28,758,943	31,208,024	31,021,980	32,804,376	(8)%	(19)%
Total liabilities	23,095,643	25,364,961	27,700,348	27,447,348	29,931,458	(9)%	(23)%
Total equity	3,370,209	3,393,982	3,507,676	3,574,632	2,872,918	*	17%

Asset Quality Highlights
Allowance for loan losses	$944,765	$961,482	$940,932	$849,210	$760,456	(2)%	24%
Allowance / period-end loans	5.10%	4.91%	4.57%	3.99%	3.52%
Net charge-offs	$201,718	$239,449	$208,278	$191,246	$154,693	16%	(30)%
Net charge-offs (annualized) / average loans	4.24%	4.77%	3.97%	3.61%	2.84%
Non-performing assets (NPA)	$1,220,489	$1,233,077	$1,252,153	$1,157,957	$1,015,494	(1)%	20%
NPA % (e)	6.38%	6.15%	5.98%	5.38%	4.63%

Key Ratios & Other
Return on average assets	(0.52)%	(1.46)%	(0.87)%	(0.66)%	(1.46)%
Return on average common equity	(9.02)%	(20.96)%	(13.44)%	(9.30)%	(18.30)%
Net interest margin	3.14%	3.05%	2.89%	2.96%	3.01%
Fee income to total revenue	61%	59%	67%	61%	57%
Efficiency ratio	70.73%	83.28%	68.43%	62.97%	74.63%
Book value per common share	$10.43	$10.56	$11.11	$11.48	$11.85
Tangible book value per common share (f)	9.43	9.49	10.03	10.39	10.75
Adjusted tangible common equity to risk weighted assets (f)	9.06	8.71	8.61	8.80	8.78
FTE employees	5,837	5,971	6,033	6,095	6,195	(2)%	(6)%

NM — Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	3Q09 includes results of operations and $14.0 million goodwill impairment related to Capital Markets institutional equity research business.

(b)	Represents preferred dividends previously reported in NIOE. Currently reported as noncontrolling interest due to adoption of change in accounting for presentation of minority interests.

(c)	3Q09 includes $4.1 million amortization of initial discounted book value of CPP preferred.

(d)	Shares restated for stock dividends distributed through October 1, 2009.

(e)	NPAs related to the loan portfolio over period-end loans plus forclosed real estate and other assets.

(f)	Refer to the Non-GAAP to GAAP Reconciliation on page 34 of this financial supplement.

CONSOLIDATED INCOME STATEMENT Quarterly, Unaudited

						3Q09 Change vs.
(Thousands)	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08

Interest income	$236,360	$255,495	$270,093	$331,554	$383,243	(7)%	(38)%
Less interest expense	45,459	56,409	73,506	126,606	160,096	(19)%	(72)%

Net interest income	190,901	199,086	196,587	204,948	223,147	(4)%	(14)%
Provision for loan losses	185,000	260,000	300,000	280,000	340,000	(29)%	(46)%

Net interest income/(loss) after provision for loan losses	5,901	(60,914)	(103,413)	(75,052)	(116,853)	110%	105%

Noninterest income:
Capital markets	129,043	179,384	205,700	163,021	86,854	(28)%	49%
Mortgage banking	59,211	15,483	115,749	80,087	106,817	NM	(45)%
Deposit transactions and cash management	41,738	41,815	39,032	43,882	45,802	*	(9)%
Trust services and investment management	7,347	7,651	6,820	7,675	8,154	(4)%	(10)%
Insurance commissions	5,907	6,555	6,918	6,806	7,332	(10)%	(19)%
Revenue from loan sales and securitizations	2,155	552	969	(782)	3,238	NM	(33)%
Securities gains/(losses), net	65	(330)	(2)	1,346	(210)	120%	131%
Gains/(losses) on divestitures	—	—	—	(106)	(17,489)	NM	NM
Other (a)	58,352	33,073	24,160	24,438	55,575	76%	5%

Total noninterest income	303,818	284,183	399,346	326,367	296,073	7%	3%

Adjusted gross income after provision for loan losses	309,719	223,269	295,933	251,315	179,220	39%	73%

Noninterest expense:
Employee compensation, incentives and benefits (b)	178,734	193,392	242,175	173,549	207,423	(8)%	(14)%
Legal and professional fees	17,077	14,742	13,869	17,463	16,556	16%	3%
Occupancy (b)	16,207	15,536	15,722	18,787	26,854	4%	(40)%
Operations services	15,392	16,708	15,339	18,148	18,881	(8)%	(18)%
Equipment rentals, depreciation and maintenance	8,695	8,238	8,628	11,373	12,268	6%	(29)%
Communications and courier	6,837	6,931	6,920	7,403	9,243	(1)%	(26)%
Amortization of intangible assets	1,445	1,509	1,636	1,805	1,802	(4)%	(20)%
Other (c) (d)	105,514	145,430	103,514	86,041	94,488	(27)%	12%

Total noninterest expense	349,901	402,486	407,803	334,569	387,515	(13)%	(10)%

Loss before income taxes	(40,182)	(179,217)	(111,870)	(83,254)	(208,295)	78%	81%
Benefit for income taxes	(15,368)	(74,043)	(47,423)	(31,317)	(87,824)	79%	83%

Loss from continuing operations	$(24,814)	$(105,174)	$(64,447)	$(51,937)	$(120,471)	76%	79%
Income/(loss) from discontinued operations, net of tax (b)	(10,200)	(308)	(648)	442	(1,749)	NM	NM

Net loss	$(35,014)	$(105,482)	$(65,095)	$(51,495)	$(122,220)	67%	71%
Net income attributable to noncontrolling interest (e)	2,969	2,844	2,750	4,236	2,875	4%	3%

Net loss attributable to controlling interest	$(37,983)	$(108,326)	$(67,845)	$(55,731)	$(125,095)	65%	70%

Preferred stock dividends (f)	14,876	14,856	14,956	7,413	—	*	NM
Net loss available to common shareholders	$(52,859)	$(123,182)	$(82,801)	$(63,144)	$(125,095)	57%	58%

NM — Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

3Q09 Key Impacts

(a)	Includes $12.8 million gain on repurchase of debt.

(b)	Includes a portion of net charges for $15.7 million, see Restructuring, Repositioning & Efficiency Initiatives page for further details.

(c)	Includes $25.8 million increase in Mortgage Banking related repurchase reserves.

(d)	Includes $7.0 million contingent liability reversal related to Visa legal matters.

(e)	Represents preferred dividends previously reported in NIOE. Currently reported as noncontrolling interest due to adoption of change in accounting for presentation of minority interests.

(f)	Includes $4.1 million amortization of initial discounted book value of CPP preferred.

OTHER INCOME AND OTHER EXPENSE Quarterly, Unaudited

						3Q09 Change vs.
(Thousands)	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08

Other Income
Gain on repurchase of debt	$12,800	$—	$60	$2,330	$18,919	NM	(32)%
Brokerage management fees and commissions	7,315	6,469	6,632	7,307	7,824	13%	(7)%
Bank owned life insurance	6,066	4,295	4,131	5,107	6,731	41%	(10)%
Bankcard income	5,173	5,076	4,896	5,226	5,587	2%	(7)%
Deferred compensation	5,006	4,957	(2,743)	(12,531)	(5,145)	1%	197%
Remittance processing	2,968	3,374	3,143	3,160	3,314	(12)%	(10)%
ATM interchange fees	2,704	2,729	2,205	2,485	2,263	(1)%	19%
Other service charges	2,645	3,030	3,521	3,002	3,043	(13)%	(13)%
Reinsurance fees	1,760	2,788	2,796	2,624	2,830	(37)%	(38)%
Consumer loan repurchases	1,760	(11,982)	(9,950)	(2,389)	(1,660)	115%	NM
Letter of credit	1,476	1,368	1,360	1,322	1,603	8%	(8)%
Electronic banking fees	1,465	1,518	1,609	1,492	1,535	(3)%	(5)%
Other	7,214	9,451	6,500	5,303	8,731	(24)%	(17)%

Total	$58,352	$33,073	$24,160	$24,438	$55,575	76%	5%

Other Expense
Mortgage banking foreclosure and repurchase provision	$25,751	$29,099	$12,267	$2,752	$849	(12)%	NM
Foreclosed real estate	21,221	21,798	10,033	8,189	4,130	(3)%	NM
Deposit insurance premium	8,796	21,353	7,628	4,288	4,146	(59)%	112%
Contract employment	7,956	8,966	10,161	11,567	9,033	(11)%	(12)%
Computer software	6,871	6,474	6,883	7,134	7,144	6%	(4)%
Low income housing expense	5,833	5,509	5,125	4,289	5,064	6%	15%
Advertising and public relations	5,465	5,229	5,813	7,284	9,040	5%	(40)%
Loan closing costs	4,503	7,414	5,139	3,129	10,314	(39)%	(56)%
Other insurance and taxes	2,924	3,239	2,899	2,838	1,383	(10)%	111%
Travel and entertainment	2,139	2,691	2,334	2,834	2,785	(21)%	(23)%
Loan insurance expense	1,988	2,057	1,912	1,482	1,477	(3)%	35%
Customer relations	1,610	1,960	2,288	1,896	2,727	(18)%	(41)%
Supplies	1,570	1,512	270	2,020	2,686	4%	(42)%
Fed services fees	1,307	1,360	1,367	1,526	1,975	(4)%	(34)%
Employee training and dues	1,282	1,537	1,425	1,759	1,463	(17)%	(12)%
Bank examination costs	1,194	1,248	1,248	514	1,523	(4)%	(22)%
Other (a)	5,104	23,984	26,722	22,540	28,749	(79)%	(82)%

Total	$105,514	$145,430	$103,514	$86,041	$94,488	(27)%	12%

NM — Not meaningful

* Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

3Q09 Key Impacts

(a) Includes $7.0 million contingent liability reversal related to Visa legal matters.

CONSOLIDATED PERIOD-END BALANCE SHEET Quarterly, Unaudited

						3Q09 Change vs.
(Thousands)	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08

Assets
Investment securities	$2,645,922	$2,821,079	$3,016,013	$3,125,153	$2,840,739	(6)%	(7)%
Loans held for sale	502,687	481,284	643,518	566,654	718,029	4%	(30)%
Loans, net of unearned income	18,524,685	19,585,827	20,572,477	21,278,190	21,601,898	(5)%	(14)%
Federal funds sold and securities purchased under agreements to resell	622,733	531,638	515,858	772,357	921,295	17%	(32)%
Interest bearing cash (a)	166,352	672,553	1,174,442	207,792	37,546	(75)%	NM
Trading securities	701,151	1,117,212	933,316	945,766	1,561,024	(37)%	(55)%

Total earning assets	23,163,530	25,209,593	26,855,624	26,895,912	27,680,531	(8)%	(16)%

Cash and due from banks	328,150	419,696	438,181	552,423	815,935	(22)%	(60)%
Capital markets receivables	797,949	959,514	1,502,033	1,178,932	1,651,547	(17)%	(52)%
Mortgage servicing rights, net	289,282	337,096	381,024	376,844	798,491	(14)%	(64)%
Goodwill	178,381	192,408	192,408	192,408	192,408	(7)%	(7)%
Other intangible assets, net	40,498	41,937	43,446	45,081	46,887	(3)%	(14)%
Premises and equipment, net	321,788	325,666	330,299	333,931	336,078	(1)%	(4)%
Real estate acquired by foreclosure (b)	111,389	116,584	132,653	125,538	151,461	(4)%	(26)%
Allowance for loan losses	(944,765)	(961,482)	(940,932)	(849,210)	(760,456)	2%	(24)%
Other assets	2,179,650	2,117,931	2,273,288	2,170,121	1,891,494	3%	15%

Total assets	$26,465,852	$28,758,943	$31,208,024	$31,021,980	$32,804,376	(8)%	(19)%

Liabilities and Equity
Deposits
Savings	$4,416,121	$4,593,215	$4,396,213	$4,824,939	$4,350,832	(4)%	2%
Other interest-bearing deposits	2,162,059	2,110,787	1,868,902	1,783,362	1,638,731	2%	32%
Time deposits	2,156,768	2,149,812	2,152,837	2,294,644	2,510,344	*	(14)%

Total interest-bearing core deposits	8,734,948	8,853,814	8,417,952	8,902,945	8,499,907	(1)%	3%
Noninterest-bearing deposits	4,236,704	4,689,639	4,908,175	3,956,633	3,808,239	(10)%	11%

Total core deposits	12,971,652	13,543,453	13,326,127	12,859,578	12,308,146	(4)%	5%

Certificates of deposit $100,000 and more	1,263,331	1,434,008	1,583,928	1,382,236	1,470,089	(12)%	(14)%

Total deposits	14,234,983	14,977,461	14,910,055	14,241,814	13,778,235	(5)%	3%

Federal funds purchased and securities sold under agreements to repurchase	2,267,644	2,404,985	2,264,077	1,751,079	1,890,681	(6)%	20%
Trading liabilities	415,293	286,282	288,029	359,502	380,896	45%	9%
Other short-term borrowings and commercial paper (c)	1,739,202	2,555,704	3,827,278	4,279,689	6,149,073	(32)%	(72)%
Term borrowings	2,368,381	2,511,674	3,353,464	4,022,297	4,545,791	(6)%	(48)%
Other collateralized borrowings	711,087	723,677	736,172	745,363	749,797	(2)%	(5)%

Total long-term debt	3,079,468	3,235,351	4,089,636	4,767,660	5,295,588	(5)%	(42)%

Capital markets payables	542,829	965,442	1,383,447	1,115,428	1,645,118	(44)%	(67)%
Other liabilities	816,224	939,736	937,826	932,176	791,867	(13)%	3%

Total liabilities	23,095,643	25,364,961	27,700,348	27,447,348	29,931,458	(9)%	(23)%

Equity
Common stock	136,659	134,505	132,247	128,302	125,996	2%	8%
Capital surplus	1,170,916	1,128,286	1,087,252	1,048,602	1,016,498	4%	15%
Capital surplus common stock warrant — (CPP)	83,860	83,860	83,860	83,860	—	*	NM
Undivided profits	1,005,244	1,100,462	1,265,073	1,387,854	1,483,184	(9)%	(32)%
Accumulated other comprehensive loss, net	(116,265)	(138,892)	(142,503)	(151,831)	(48,037)	16%	(142)%
Preferred stock capital surplus — (CPP)	794,630	790,596	786,582	782,680	—	1%	NM
Noncontrolling interest	295,165	295,165	295,165	295,165	295,277	*	*

Total equity	3,370,209	3,393,982	3,507,676	3,574,632	2,872,918	(1)%	17%

Total liabilities and equity	$26,465,852	$28,758,943	$31,208,024	$31,021,980	$32,804,376	(8)%	(19)%

NM — Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Includes excess balances held at Fed.

(b)	3Q09 includes $10.6 million of foreclosed assets related to government insured mortgages.

(c)	3Q09 includes $1.5 billion of FRB Term Auction Facility borrowings.

CONSOLIDATED AVERAGE AND PERIOD-END LOANS Quarterly, Unaudited

						3Q09 Change vs.
(Thousands)	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08

Average Loans (Net)
Commercial
Commercial, financial and industrial	$7,116,039	$7,506,773	$7,781,708	$7,516,557	$7,530,724	(5)%	(6)%
Real estate commercial (a)	1,535,943	1,542,081	1,492,906	1,479,582	1,497,773	*	3%
Real estate construction (b)	1,245,618	1,455,626	1,689,863	1,917,647	2,162,817	(14)%	(42)%

Total commercial loans	9,897,600	10,504,480	10,964,477	10,913,786	11,191,314	(6)%	(12)%

Retail
Real estate residential (c)	7,674,360	7,907,748	8,095,128	8,172,174	8,166,295	(3)%	(6)%
Real estate construction (d)	460,742	672,011	880,537	1,087,752	1,350,092	(31)%	(66)%
Other retail	127,483	131,271	135,537	137,185	138,848	(3)%	(8)%
Credit card receivables	186,765	184,159	184,244	190,189	193,517	1%	(3)%
Real estate loans pledged against other collateralized borrowings (e)	676,339	693,643	709,144	716,925	721,760	(2)%	(6)%

Total retail loans	9,125,689	9,588,832	10,004,590	10,304,225	10,570,512	(5)%	(14)%

Total loans, net of unearned income	$19,023,289	$20,093,312	$20,969,067	$21,218,011	$21,761,826	(5)%	(13)%

Period-End Loans (Net)
Commercial
Commercial, financial and industrial	$6,920,916	$7,400,396	$7,716,733	$7,863,727	$7,642,684	(6)%	(9)%
Real estate commercial (a)	1,537,099	1,506,911	1,501,964	1,454,040	1,492,323	2%	3%
Real estate construction (b)	1,130,710	1,337,330	1,550,158	1,778,140	2,020,455	(15)%	(44)%

Total commercial loans	9,588,725	10,244,637	10,768,855	11,095,907	11,155,462	(6)%	(14)%

Retail
Real estate residential (c)	7,590,699	7,785,906	8,016,018	8,161,435	8,192,926	(3)%	(7)%
Real estate construction (d)	361,930	557,822	772,982	980,798	1,201,911	(35)%	(70)%
Other retail	124,376	129,848	132,452	135,779	139,441	(4)%	(11)%
Credit card receivables	189,452	186,376	180,282	189,554	194,966	2%	(3)%
Real estate loans pledged against other collateralized borrowings (e)	669,503	681,238	701,888	714,717	717,192	(2)%	(7)%

Total retail loans	8,935,960	9,341,190	9,803,622	10,182,283	10,446,436	(4)%	(14)%

Total loans, net of unearned income	$18,524,685	$19,585,827	$20,572,477	$21,278,190	$21,601,898	(5)%	(14)%

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Includes nonconstruction income property loans.

(b)	Includes home builder, condominium, and income property construction loans.

(c)	Includes home equity loans, home equity lines of credit and permanent mortgages.

(d)	Includes one-time close product.

(e)	Includes on balance sheet securitizations of home equity loans.

CONSOLIDATED AVERAGE BALANCE SHEET Quarterly, Unaudited

						3Q09 Change vs.
(Thousands)	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08

Assets:
Earning assets:
Loans, net of unearned income (a)	$19,023,289	$20,093,312	$20,969,067	$21,218,011	$21,761,826	(5)%	(13)%
Loans held for sale	470,583	622,799	626,679	650,844	1,950,831	(24)%	(76)%
Investment securities:
U.S. Treasuries	48,382	48,676	48,593	48,415	47,843	(1)%	1%
U.S. government agencies	2,330,247	2,522,800	2,685,774	2,576,587	2,524,895	(8)%	(8)%
States and municipalities	46,105	53,965	63,425	75,084	31,682	(15)%	46%
Other	313,632	308,690	292,151	282,639	268,939	2%	17%

Total investment securities	2,738,366	2,934,131	3,089,943	2,982,725	2,873,359	(7)%	(5)%

Capital markets securities inventory	857,382	965,581	1,117,165	1,135,270	1,355,501	(11)%	(37)%
Mortgage banking trading securities	123,698	139,584	171,978	242,930	304,278	(11)%	(59)%
Mortgage banking trading securities-divestiture (b)	—	—	—	—	62,131	NM	NM
Other earning assets:
Federal funds sold and securities purchased under agreements to resell	561,920	652,978	806,704	911,387	1,213,510	(14)%	(54)%
Interest bearing cash (c)	418,549	766,842	656,841	546,732	39,666	(45)%	NM

Total other earning assets	980,469	1,419,820	1,463,545	1,458,119	1,253,176	(31)%	(22)%

Total earning assets	24,193,787	26,175,227	27,438,377	27,687,899	29,561,102	(8)%	(18)%

Allowance for loan losses	(985,785)	(1,008,254)	(889,630)	(741,076)	(619,977)	2%	(59)%
Cash and due from banks	418,382	446,322	482,260	495,500	638,467	(6)%	(34)%
Capital markets receivables	170,915	245,646	269,417	432,614	196,285	(30)%	(13)%
Premises and equipment, net	324,162	326,482	332,241	334,642	339,575	(1)%	(5)%
Other assets	2,726,368	2,744,120	2,834,546	2,839,665	3,219,952	(1)%	(15)%
Other assets-divestiture (b)	—	—	—	—	46,091	NM	NM

Total assets	$26,847,829	$28,929,543	$30,467,211	$31,049,244	$33,381,495	(7)%	(20)%

Liabilities and equity:
Interest-bearing liabilities:
Interest-bearing deposits:
Other interest-bearing deposits	$2,073,658	$1,842,780	$1,792,241	$1,615,764	$1,724,504	13%	20%
Savings	4,583,064	4,259,822	4,629,345	4,741,073	4,002,907	8%	14%
Time deposits	2,157,904	2,125,493	2,216,411	2,461,921	2,422,189	2%	(11)%

Total interest-bearing core deposits	8,814,626	8,228,095	8,637,997	8,818,758	8,149,600	7%	8%
Certificates of deposit $100,000 and more	1,384,475	1,520,681	1,507,482	1,491,297	1,839,651	(9)%	(25)%

Federal funds purchased and securities sold under agreements to repurchase	2,484,470	2,510,423	2,266,424	2,021,033	2,593,485	(1)%	(4)%
Capital markets trading liabilities	478,103	492,706	575,446	488,102	708,875	(3)%	(33)%
Other short-term borrowings and commercial paper (d)	1,842,458	3,403,174	4,212,480	5,096,108	6,083,691	(46)%	(70)%
Long-term debt:
Term borrowings	2,386,129	2,952,438	3,534,657	4,266,510	5,193,319	(19)%	(54)%
Other collateralized borrowings	716,843	731,324	742,491	747,824	756,999	(2)%	(5)%

Total long-term debt	3,102,972	3,683,762	4,277,148	5,014,334	5,950,318	(16)%	(48)%

Total interest-bearing liabilities	18,107,104	19,838,841	21,476,977	22,929,632	25,325,620	(9)%	(29)%

Noninterest-bearing deposits	4,444,556	4,616,789	4,388,807	3,652,161	4,031,157	(4)%	10%
Other noninterest-bearing deposits-divestiture (b)	—	—	—	—	3,038	NM	NM
Capital markets payables	98,099	175,848	198,358	374,368	178,289	(44)%	(45)%
Other liabilities	785,674	856,678	823,929	692,759	827,244	(8)%	(5)%
Other liabilities-divestiture (b)	—	—	—	—	1,397	NM	NM
Equity	3,412,396	3,441,387	3,579,140	3,400,324	3,014,750	(1)%	13%

Total liabilities and equity	$26,847,829	$28,929,543	$30,467,211	$31,049,244	$33,381,495	(7)%	(20)%

NM — Not meaningful

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Includes loans on nonaccrual status.

(b)	Associated with the sale of certain mortgage banking operations.

(c)	Includes excess balances held at Fed.

(d)	In 3Q09, FRB Term Auction Facility borrowings averaged $1.6 billion

CONSOLIDATED AVERAGE BALANCE SHEET: INCOME & EXPENSE Quarterly, Unaudited

						3Q09 Change vs.
(Thousands)	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08

Assets:
Earning assets:
Loans, net of unearned income (a)	$185,045	$197,779	$205,825	$254,946	$281,777	(6)%	(34)%
Loans held for sale	5,820	6,577	7,732	9,821	29,078	(12)%	(80)%
Investment securities:
U.S. Treasuries	238	229	223	233	250	4%	(5)%
U.S. government agencies	30,553	33,567	37,331	36,565	34,886	(9)%	(12)%
States and municipalities	154	390	371	944	372	(61)%	(59)%
Other	2,603	2,363	2,258	6,080	3,336	10%	(22)%

Total investment securities	33,548	36,549	40,183	43,822	38,844	(8)%	(14)%

Capital markets securities inventory	7,972	9,588	10,198	12,790	15,898	(17)%	(50)%
Mortgage banking trading securities	3,852	4,525	5,500	8,253	11,781	(15)%	(67)%
Other earning assets:
Federal funds sold and securities purchased under agreements to resell	119	242	505	1,493	5,944	(51)%	(98)%
Interest bearing cash	236	461	360	850	253	(49)%	(7)%

Total other earning assets	355	703	865	2,343	6,197	(50)%	(94)%

Total earning assets/interest income	$236,592	$255,721	$270,303	$331,975	$383,575	(7)%	(38)%

Liabilities:
Interest-bearing liabilities:
Interest-bearing deposits:
Other interest-bearing deposits	$1,316	$896	$1,068	$1,552	$2,849	47%	(54)%
Savings	7,553	8,864	15,404	18,666	17,005	(15)%	(56)%
Time deposits	13,980	16,270	18,243	21,739	22,443	(14)%	(38)%

Total interest-bearing core deposits	22,849	26,030	34,715	41,957	42,297	(12)%	(46)%
Certificates of deposit $100,000 and more	5,809	7,967	9,459	12,680	15,184	(27)%	(62)%

Federal funds purchased and securities sold under agreements to repurchase	1,287	1,295	1,169	2,738	10,696	(1)%	(88)%
Capital markets trading liabilities	4,691	5,265	5,468	5,876	8,304	(11)%	(44)%
Other short-term borrowings and commercial paper	1,362	2,241	3,094	20,164	36,496	(39)%	(96)%
Long-term debt:
Term borrowings	8,396	12,235	18,085	38,062	41,598	(31)%	(80)%
Other collateralized borrowings	1,065	1,377	1,515	5,129	5,521	(23)%	(81)%

Total long-term debt	9,461	13,612	19,600	43,191	47,119	(30)%	(80)%

Total interest-bearing liabilities/interest expense	$45,459	$56,410	$73,505	$126,606	$160,096	(19)%	(72)%

Net interest income-tax equivalent basis	$191,133	$199,311	$196,798	$205,369	$223,479	(4)%	(14)%
Fully taxable equivalent adjustment	(232)	(225)	(211)	(421)	(332)	3%	(30)%

Net interest income	$190,901	$199,086	$196,587	$204,948	$223,147	(4)%	(14)%

Certain previously reported amounts have been reclassified to agree with current presentation.

Income amounts are adjusted to a fully taxable equivalent. Earning assets income is expressed net of unearned income.

(a) Includes loans on nonaccrual status.

CONSOLIDATED AVERAGE BALANCE SHEET: YIELDS & RATES Quarterly, Unaudited

(Thousands)	3Q09	2Q09	1Q09	4Q08	3Q08

Assets:
Earning assets:
Loans, net of unearned income (a)	3.86%	3.95%	3.97%	4.78%	5.16%
Loans held for sale	4.95	4.22	4.94	6.04	5.96
Investment securities:
U.S. Treasuries	1.95	1.89	1.86	1.92	2.08
U.S. government agencies	5.24	5.32	5.56	5.68	5.53
States and municipalities	1.34	2.89	2.34	5.03	4.70
Other	3.32	3.06	3.09	8.60	4.96

Total investment securities	4.90	4.98	5.20	5.88	5.41

Capital markets securities inventory	3.72	3.97	3.65	4.51	4.69
Mortgage banking trading securities	12.46	12.97	12.79	13.59	12.86
Other earning assets:
Federal funds sold and securities purchased under agreements to resell	.08	.15	.25	.65	1.95
Interest bearing cash	.22	.24	.22	.62	2.54

Total other earning assets	.14	.20	.24	.64	1.97

Total earning assets/interest income	3.89%	3.91%	3.98%	4.78%	5.17%

Liabilities:
Interest-bearing liabilities:
Interest-bearing deposits:
Other interest-bearing deposits	.25%	.20%	.24%	.38%	.66%
Savings	.65	.83	1.35	1.57	1.69
Time deposits	2.57	3.07	3.34	3.51	3.69

Total interest-bearing core deposits	1.03	1.27	1.63	1.89	2.06
Certificates of deposit $100,000 and more	1.66	2.10	2.54	3.38	3.28

Federal funds purchased and securities sold under agreements to repurchase	.21	.21	.21	.54	1.64
Capital markets trading liabilities	3.89	4.29	3.85	4.79	4.66
Other short-term borrowings and commercial paper	.29	.26	.30	1.57	2.39
Long-term debt:
Term borrowings	1.41	1.66	2.05	3.57	3.21
Other collateralized borrowings	.59	.75	.82	2.74	2.92

Total long-term debt	1.22	1.48	1.83	3.45	3.17

Total interest-bearing liabilities/interest expense	1.00%	1.14%	1.38%	2.20%	2.52%

Net interest spread	2.89%	2.77%	2.60%	2.58%	2.65%
Effect of interest-free sources used to fund earning assets	.25	.28	.29	.38	.36

Net interest margin	3.14%	3.05%	2.89%	2.96%	3.01%

Certain previously reported amounts have been reclassified to agree with current presentation.

Yields are adjusted to a fully taxable equivalent.

Earning assets yields are expressed net of unearned income.

Rates are expressed net of unamortized debenture cost for long-term debt.

Net interest margin is computed using total net interest income.

(a) Includes loans on nonaccrual status.

MORTGAGE SERVICING RIGHTS Quarterly, Unaudited

						3Q09 Change vs.
(Thousands)	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08

First Liens
Fair value beginning balance	$318,937	$361,343	$354,394	$770,635	$1,111,204	(12)%	(71)%
Addition of mortgage servicing rights	—	—	189	1,073	61,501
Reductions due to loan payments	(12,265)	(18,513)	(17,480)	(10,771)	(22,179)
Reductions due to sale	—	(77,591)	—	(52,006)	(317,640)
Reclassification from trading securities	11,077	—	—	—	—
Changes in fair value due to:
Changes in valuation model inputs or assumptions (a)	(36,724)	52,590	26,740	(354,558)	(63,061)
Other changes in fair value	20	1,108	(2,500)	21	810

Fair value ending balance	$281,045	$318,937	$361,343	$354,394	$770,635	(12)%	(64)%

Second Liens
Fair value beginning balance	$10,007	$11,029	$13,558	$17,513	$18,138	(9)%	(45)%
Addition of mortgage servicing rights	—	—	—	—	—
Reductions due to loan payments	(441)	(1,136)	(2,524)	(1,517)	(614)
Reductions due to sale	(8,134)	—	—	—	—
Changes in fair value due to:
Changes in valuation model inputs or assumptions (a)	—	6	(5)	(2,438)	(14)
Other changes in fair value	418	108	—	—	3

Fair value ending balance	$1,850	$10,007	$11,029	$13,558	$17,513	(82)%	(89)%

HELOC
Fair value beginning balance	$8,152	$8,652	$8,892	$10,343	$10,053	(6)%	(19)%
Addition of mortgage servicing rights	—	—	11	43	43
Reductions due to loan payments	(510)	(776)	(419)	(432)	(483)
Reductions due to sale	(1,548)	—	—	—	—
Changes in fair value due to:
Changes in valuation model inputs or assumptions (a)	—	—	—	(1,401)	—
Other changes in fair value	293	276	168	339	730

Fair value ending balance	$6,387	$8,152	$8,652	$8,892	$10,343	(22)%	(38)%

Total Consolidated
Fair value beginning balance	$337,096	$381,024	$376,844	$798,491	$1,139,395	(12)%	(70)%
Addition of mortgage servicing rights	—	—	200	1,116	61,544
Reductions due to loan payments	(13,216)	(20,425)	(20,423)	(12,720)	(23,276)
Reductions due to sale	(9,682)	(77,591)	—	(52,006)	(317,640)
Reclassification from trading securities	11,077	—	—	—	—
Changes in fair value due to:
Changes in valuation model inputs or assumptions (a)	(36,724)	52,596	26,735	(358,397)	(63,075)
Other changes in fair value	731	1,492	(2,332)	360	1,543

Fair value ending balance	$289,282	$337,096	$381,024	$376,844	$798,491	(14)%	(64)%

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Principally reflects changes in discount rates and prepayment speed assumptions, mostly due to changes in interest rates.

BUSINESS SEGMENT HIGHLIGHTS Quarterly, Unaudited

						3Q09 Change vs.
(Thousands)	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08

Regional Banking
Total revenues (a)	$205,379	$206,843	$199,315	$210,117	$216,201	(1)%	(5)%
Provision for loan losses	63,066	51,024	97,818	105,825	58,200	24%	8%
Noninterest expenses	169,810	168,425	168,239	163,046	153,926	1%	10%

Income/(loss) before income taxes	(27,497)	(12,606)	(66,742)	(58,754)	4,075	(118)%	NM
Provision/(benefit) for income taxes	(10,474)	(4,809)	(25,206)	(22,234)	1,454	(118)%	NM

Net income/(loss) from continuing operations	(17,023)	(7,797)	(41,536)	(36,520)	2,621	(118)%	NM
Income from discontinued operations, net of tax	—	548	—	—	1	NM	NM

Net income/(loss)	$(17,023)	$(7,249)	$(41,536)	$(36,520)	$2,622	(135)%	NM

Capital Markets
Total revenues (a)	$151,117	$206,411	$232,196	$186,271	$109,017	(27)%	39%
Provision for loan losses	54,196	21,104	14,009	8,108	38,451	157%	41%
Noninterest expenses	86,555	105,045	142,457	104,632	76,215	(18)%	14%

Income/(loss) before income taxes	10,366	80,262	75,730	73,531	(5,649)	(87)%	NM
Provision/(benefit) for income taxes	3,840	30,170	28,466	27,580	(2,264)	(87)%	NM

Net income/(loss) from continuing operations	6,526	50,092	47,264	45,951	(3,385)	(87)%	NM
Income/(loss) from discontinued operations, net of tax	(1,189)	(800)	(611)	531	(1,496)	(49)%	21%

Net income/(loss)	$5,337	$49,292	$46,653	$46,482	$(4,881)	(89)%	NM

Corporate
Total revenues (a)	$33,902	$17,879	$5,373	$2,839	$6,934	90%	NM
Noninterest expenses	17,219	24,819	17,366	2,340	40,846	(31)%	(58)%

Income/(loss) before income taxes	16,683	(6,940)	(11,993)	499	(33,912)	NM	149%
Provision/(benefit) for income taxes	6,237	(8,996)	(9,663)	463	(21,899)	169%	128%

Net income/(loss) from continuing operations	10,446	2,056	(2,330)	36	(12,013)	NM	187%
Loss from discontinued operations, net of tax	(9,011)	(56)	(37)	(89)	(254)	NM	NM

Net income/(loss)	$1,435	$2,000	$(2,367)	$(53)	$(12,267)	(28)%	112%

Mortgage Banking
Total revenues (a)	$68,592	$30,026	$132,203	$95,824	$137,746	128%	(50)%
Provision/(benefit) for loan losses	(11,792)	11,523	(408)	22,018	2,878	NM	NM
Noninterest expenses	48,128	63,179	47,857	39,664	90,485	(24)%	(47)%

Income/(loss) before income taxes	32,256	(44,676)	84,754	34,142	44,383	172%	(27)%
Provision/(benefit) for income taxes	12,154	(16,835)	31,936	12,865	16,723	172%	(27)%

Net income/(loss)	$20,102	$(27,841)	$52,818	$21,277	$27,660	172%	(27)%

National Specialty Lending
Total revenues (a)	$35,729	$22,110	$26,846	$36,264	$49,322	62%	(28)%
Provision for loan losses	79,530	176,349	188,581	144,049	240,471	(55)%	(67)%
Noninterest expenses	28,189	41,018	31,884	24,887	26,043	(31)%	8%

Loss before income taxes	(71,990)	(195,257)	(193,619)	(132,672)	(217,192)	63%	67%
Benefit for income taxes	(27,125)	(73,573)	(72,956)	(49,991)	(81,838)	63%	67%

Net loss	$(44,865)	$(121,684)	$(120,663)	$(82,681)	$(135,354)	63%	67%

Total Consolidated
Total revenues (a)	$494,719	$483,269	$595,933	$531,315	$519,220	2%	(5)%
Provision for loan losses	185,000	260,000	300,000	280,000	340,000	(29)%	(46)%
Noninterest expenses	349,901	402,486	407,803	334,569	387,515	(13)%	(10)%

Loss before income taxes	(40,182)	(179,217)	(111,870)	(83,254)	(208,295)	78%	81%
Benefit for income taxes	(15,368)	(74,043)	(47,423)	(31,317)	(87,824)	79%	83%

Net loss from continuing operations	(24,814)	(105,174)	(64,447)	(51,937)	(120,471)	76%	79%
Income/(loss) from discontinued operations, net of tax	(10,200)	(308)	(648)	442	(1,749)	NM	NM

Net loss	$(35,014)	$(105,482)	$(65,095)	$(51,495)	$(122,220)	67%	71%

NM — Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Includes noninterest income and net interest income.

REGIONAL BANKING Quarterly, Unaudited

						3Q09 Change vs.
(Thousands)	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08

Income Statement
Net interest income	$124,010	$125,471	$122,999	$127,398	$128,170	(1)%	(3)%
Noninterest income	81,369	81,372	76,316	82,719	88,031	*	(8)%

Total revenues	205,379	206,843	199,315	210,117	216,201	(1)%	(5)%

Total noninterest expense	169,810	168,425	168,239	163,046	153,926	1%	10%
Provision for loan losses	63,066	51,024	97,818	105,825	58,200	24%	8%

Income/(loss) before income taxes	$(27,497)	$(12,606)	$(66,742)	$(58,754)	$4,075	(118)%	NM

Efficiency ratio	82.68%	81.43%	84.41%	77.60%	71.20%

Balance Sheet (millions)
Average loans	$10,164	$10,517	$10,885	$10,896	$10,913	(3)%	(7)%
Other earning assets	76	156	203	164	65	(51)%	17%
Total earning assets	10,240	10,673	11,088	11,060	10,978	(4)%	(7)%
Core deposits	10,484	10,336	10,250	9,753	9,564	1%	10%
Other deposits	874	1,010	996	978	976	(13)%	(10)%
Total deposits	11,358	11,346	11,246	10,731	10,540	*	8%
Total period end deposits	11,223	11,447	11,493	10,993	10,621	(2)%	6%
Total period end assets	$10,536	$10,810	$11,418	$11,886	$12,181	(3)%	(14)%

Net interest margin	4.80%	4.72%	4.50%	4.58%	4.64%
Loan yield	3.91	3.92	3.93	5.01	5.18
Deposit average yield	0.92	1.10	1.46	1.75	1.65

Noninterest Income Detail
Deposit transactions and cash mgmt	$40,160	$40,186	$37,438	$42,388	$44,470	*	(10)%
Insurance commissions	6,256	6,595	6,966	7,027	7,160	(5)%	(13)%
Trust services and investment mgmt	7,368	7,672	6,840	7,697	8,192	(4)%	(10)%
Bankcard income	4,448	4,325	4,129	4,416	4,706	3%	(5)%
Other service charges	3,595	4,011	3,485	3,500	3,556	(10)%	1%
Miscellaneous revenue	19,542	18,583	17,458	17,691	19,947	5%	(2)%

Total noninterest income	$81,369	$81,372	$76,316	$82,719	$88,031	*	(8)%

Key Statistics
Locations
Financial centers	183	200	202	202	200	(9)%	(9)%
Full service	168	168	168	169	166	*	1%
Teller-only (a)	15	32	34	33	34	(53)%	(56)%

Trust Assets
Total assets (millions)	$9,705	$9,017	$8,872	$9,606	$11,015	8%	(12)%
Total managed assets (millions)	4,736	4,508	4,467	4,664	5,089	5%	(7)%

NM — Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Teller-only financial centers decreased in 3Q09 as 17 in-store branches were closed.

CAPITAL MARKETS Quarterly, Unaudited

						3Q09 Change vs.
(Thousands)	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08

Income Statement
Net interest income
Correspondent Banking	$13,681	$16,186	$14,750	$12,810	$12,422	(15)%	10%
Capital Markets	6,560	8,732	9,279	7,827	7,181	(25)%	(9)%
Total net interest income	20,241	24,918	24,029	20,637	19,603	(19)%	3%

Noninterest income:
Fixed income	120,528	170,106	196,985	156,522	80,104	(29)%	50%
Other	10,348	11,387	11,182	9,112	9,310	(9)%	11%
Total noninterest income	130,876	181,493	208,167	165,634	89,414	(28)%	46%

Total revenues	151,117	206,411	232,196	186,271	109,017	(27)%	39%

Noninterest expense	86,555	105,045	142,457	104,632	76,215	(18)%	14%

Provision for loan losses	54,196	21,104	14,009	8,108	38,451	157%	41%

Income/(loss) before income taxes	$10,366	$80,262	$75,730	$73,531	$(5,649)	(87)%	NM

Efficiency ratio	57.28%	50.89%	61.35%	56.17%	69.91%
Fixed income average daily revenue	$1,883	$2,700	$3,229	$2,525	$1,252	(30)%	50%

Balance Sheet (millions)
Trading inventory	$857	$966	$1,117	$1,135	$1,356	(11)%	(37)%
Average loans	1,857	2,010	1,962	1,720	1,759	(8)%	6%
Other earning assets	622	720	874	980	1,276	(14)%	(51)%
Total earning assets	3,336	3,696	3,953	3,835	4,391	(10)%	(24)%
Total period end assets	$4,101	$4,921	$5,219	$5,051	$5,960	(17)%	(31)%

Net interest margin:
Correspondent Banking	4.11%	4.35%	4.03%	3.59%	3.12%
Capital Markets	1.29	1.59	1.52	1.29	1.02
Total Capital Markets	2.41	2.70	2.47	2.14	1.78

NM — Not meaningful

*	Amount is less than one percent.
Certain previously reported amounts have been reclassified to agree with current presentation.

CORPORATE Quarterly, Unaudited

						3Q09 Change vs.
(Thousands)	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08

Income Statement
Net interest income	$9,225	$6,745	$5,012	$7,704	$4,751	37%	94%
Noninterest income/(loss)	24,612	11,464	363	(6,211)	2,393
Securities gains/(losses), net	65	(330)	(2)	1,346	(210)	120%	131%

Total revenues	33,902	17,879	5,373	2,839	6,934	90%	NM
Noninterest expense	17,219	24,819	17,366	2,340	40,846	(31)%	(58)%

Income/(loss) before income taxes	$16,683	$(6,940)	$(11,993)	$499	$(33,912)	NM	149%

Average Balance Sheet (millions)
Total earning assets	$3,039	$3,600	$3,489	$3,329	$2,835	(16)%	7%
Net interest margin	1.20%	.75%	.58%	.92%	.67%

NM — Not meaningful

*	Amount is less than one percent.
Certain previously reported amounts have been reclassified to agree with current presentation.

MORTGAGE BANKING Quarterly, Unaudited

						3Q09 Change vs.
(Thousands)	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08

Income Statement
Net interest income	$7,817	$10,792	$11,003	$12,385	$25,423	NM	NM
Noninterest income
Net origination fees (a)	9,687	(1,263)	14,454	(14,383)	19,828	NM	NM
Net servicing fees	48,422	15,456	101,202	99,402	80,603	NM	NM
Other fees	2,666	5,041	5,544	(1,580)	11,892	NM	NM

Total noninterest income	60,775	19,234	121,200	83,439	112,323	NM	NM

Total revenues	68,592	30,026	132,203	95,824	137,746	NM	NM

Noninterest expense	48,128	63,179	47,857	39,664	90,485	NM	NM
Provision/(benefit) for loan losses	(11,792)	11,523	(408)	22,018	2,878	NM	NM

Income/(loss) before income taxes	$32,256	$(44,676)	$84,754	$34,142	$44,383	NM	NM

Average Balance Sheet (millions)
Warehouse	$366	$433	$430	$489	$1,810	NM	NM
Trading securities	118	132	164	235	359	NM	NM
Mortgage servicing rights	312	309	396	633	1,003	NM	NM
Permanent mortgages & other assets	1,072	1,075	1,267	1,046	1,363	NM	NM
Total assets	1,868	1,949	2,257	2,403	4,535	NM	NM
Escrow balances	766	1,021	1,165	725	989	NM	NM

Net interest margin	2.66%	3.42%	3.18%	3.22%	3.45%
Warehouse spread	NM	NM	NM	NM	3.83%

Noninterest Expense Detail
Salaries and benefits	1,367	2,277	30	(1,468)	41,523	NM	NM
Contract labor and outsourcing	4,995	5,224	7,247	7,381	5,207
Equipment and occupancy	830	889	945	3,448	8,882
Foreclosure and repurchase provision	25,751	29,098	12,267	2,752	849
Other expenses	13,415	22,997	25,102	25,157	29,572
Segment allocations	1,770	2,694	2,266	2,394	4,453	NM	NM

Total noninterest expense	$48,128	$63,179	$47,857	$39,664	$90,486	NM	NM

Warehouse/Pipeline (millions)
Ending Warehouse Balance	$369	$389	$442	$408	$541	NM	NM

Production (millions)
First lien production	$234	$445	$408	$88	$3,107	NM	NM

NM — Not meaningful due to Mortgage sale in 3Q08
Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	3Q09 includes $5 million positive mortgage warehouse fair value adjustment.

MORTGAGE BANKING: SERVICING Quarterly, Unaudited

						3Q09 Change vs.
(Thousands)	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08

Servicing Income
Gross service fees	$30,775	$32,781	$40,120	$47,810	$57,326
Guarantee fees	(4,291)	(4,752)	(6,884)	(7,626)	(11,073)
Sub-Service fee income	—	—	—	103	394
Lender paid MI	—	—	—	5	(1,029)

Net service fees	26,484	28,029	33,236	40,292	45,618	(6)%	(42)%

Early payoff interest expense	(979)	(3,788)	(3,716)	(1,562)	(1,733)
Ancillary fees	4,143	3,493	5,511	5,949	5,994

Total service fees	29,648	27,734	35,031	44,679	49,879	7%	(41)%

Change in MSR value — runoff	(12,009)	(18,432)	(18,559)	(9,899)	(20,091)	35%	40%

Net hedging results:
Change in MSR value — other than runoff	(30,682)	44,232	27,282	(327,310)	(39,180)
MSR hedge gains/(losses)	59,625	(40,047)	25,112	385,354	91,804
Change in trading asset value	(1,951)	20,814	18,339	(99,354)	(11,198)
Trading asset hedge gains/(losses)	3,791	(18,845)	13,997	108,742	21,505
Option expense on servicing hedges	—	—	—	(2,811)	(12,116)

Total net hedging results	30,783	6,154	84,730	64,621	50,815	NM	(39)%

Total servicing income	$48,422	$15,456	$101,202	$99,401	$80,603	NM	(40)%

Key Servicing Metrics (millions)
Beginning servicing portfolio	$43,834	$60,182	$63,661	$65,346	$98,385
Additions to portfolio, net of REO transfers	(385)	(246)	(352)	(83)	3,107
Prepayments	(1,407)	(2,396)	(3,146)	(1,146)	(1,350)
Amortization	(284)	(300)	—	(420)	(550)
Service release sales	—	(65)	19	(31)	(117)
Bulk sale	—	(13,341)	—	(5)	(34,129)
Ending servicing portfolio (owned)	$41,758	$43,834	$60,182	$63,661	$65,346	(5)%	(36)%

Average servicing portfolio (owned)	$42,359	$44,929	$55,200	$64,550	$81,130	(6)%	(48)%
Average loans serviced (#)	222,223	234,004	295,326	351,157	450,651	(5)%	(51)%

Portfolio Product Mix (Average)
GNMA	3%	3%	3%	3%	5%
FNMA/FHLMC	46%	47%	51%	58%	64%
Private	48%	47%	45%	38%	30%

Sub-Total	97%	97%	99%	99%	99%
Warehouse	3%	3%	1%	1%	1%

Total	100%	100%	100%	100%	100%

Other Portfolio Statistics
Net service fees — annualized (bps)	25	25	24	25	23
Total service fees — annualized (bps)	28	25	25	28	25

Ancillary income per loan (annualized)	$74.57	$59.70	$74.64	$67.77	$53.20	25%	40%
Servicing cost per loan (annualized)	$110.66	$81.80	$94.25	$79.80	$62.46	35%	77%

Average servicing asset (millions)	312	293	395	632	1,002
Servicing book value (bps)	74	65	72	98	124

90+ Delinquency rate, excluding foreclosures	8.38%	7.04%	6.14%	3.47%	2.58%

Change in MSR asset / Average servicing asset	22%	19%	28%	(105)%	(13)%
Run-off rate — annualized	10%	17%	23%	10%	10%

NM — Not meaningful

* Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

NATIONAL SPECIALTY LENDING Quarterly, Unaudited

						3Q09 Change vs.
(Thousands)	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08

Income Statement
Net interest income	$29,608	$31,160	$33,544	$36,825	$45,200	(5)%	(34)%
Noninterest income/(loss)	6,121	(9,050)	(6,698)	(561)	4,122	168%	48%

Total revenues	35,729	22,110	26,846	36,264	49,322	62%	(28)%

Total noninterest expense	28,189	41,018	31,884	24,887	26,043	(31)%	8%
Provision for loan losses	79,530	176,349	188,581	144,049	240,471	(55)%	(67)%

Income/(loss) before income taxes	$(71,990)	$(195,257)	$(193,619)	$(132,672)	$(217,192)	63%	67%

Balance Sheet (millions)
Average loans	$6,407	$6,928	$7,484	$7,922	$8,415	(8)%	(24)%
Total deposits	109	129	134	140	181	(16)%	(40)%

Net interest margin	1.83%	1.80%	1.82%	1.85%	2.13%
Loan yield	3.62	3.61	3.66	4.17	4.86
Deposit average yield	0.65	0.84	0.96	1.23	1.48

NM — Not meaningful

* Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

CAPITAL HIGHLIGHTS Quarterly, Unaudited

						3Q09 Change vs.
(Dollars in millions, except per share amounts)	3Q09	2Q09	1Q09	4Q08	3Q08	2Q09	3Q08

Tier 1 capital (a)	$3,563.7	$3,596.3	$3,709.0	$3,784.2	$2,934.0	(1)%	21%
Tier 2 capital (a)	1,191.4	1,205.5	1,295.6	1,299.5	1,313.7	(1)%	(9)%

Total capital (a)	$4,755.1	$4,801.8	$5,004.6	$5,083.7	$4,247.7	(1)%	12%

Risk weighted assets (a)	$22,003.3	$23,123.4	$24,771.8	$25,185.4	$26,427.2	(5)%	(17)%
Tier 1 ratio (a)	16.20%	15.55%	14.97%	15.03%	11.10%
Tier 2 ratio (a)	5.41	5.22	5.23	5.15	4.97

Total capital ratio (a)	21.61%	20.77%	20.20%	20.18%	16.07%

Tier 1 common ratio (a) (b)	9.88%	9.56%	9.40%	9.56%	8.85%
Leverage ratio (a)	13.35%	12.49%	12.23%	12.22%	8.84%
Shareholders’ equity/assets ratio (c)	12.73%	11.80%	11.24%	11.52%	8.76%
Adjusted tangible common equity/RWA (a) (b) (d)	9.06	8.71	8.61	8.80	8.78
Tangible common equity/tangible assets (b)	7.85	7.27	7.07	7.34	7.18
Tangible book value per common share (b) (e)	$9.43	$9.49	$10.03	$10.39	$10.75
Book value per common share (e)	$10.43	$10.56	$11.11	$11.48	$11.85

NM — Not meaningful

*	Amount is less than one percent.

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	Current quarter is an estimate.

(b)	Refer to the Non-GAAP to GAAP Reconciliation on page 34 of this financial supplement.

(c)	Calculated on period-end balances.

(d)	See Glossary of Terms for definition of ratios.

(e)	Shares restated for stock dividends distributed through October 1, 2009.

ASSET QUALITY: CONSOLIDATED Quarterly, Unaudited

											3Q09 Change vs.
(Thousands)	3Q09		2Q09		1Q09		4Q08		3Q08		2Q09	3Q08

Allowance for Loan Losses Walk-Forward
Beginning reserve	$961,482		$940,932		$849,210		$760,456		$575,149		2%	67%
Provision	185,000		260,000		300,000		280,000		340,000		(29)%	(46)%
Charge-offs	(212,561)		(250,330)		(217,161)		(199,075)		(160,200)		(15)%	33%
Recoveries	10,844		10,880		8,883		7,829		5,507		*	97%

Ending balance	$944,765		$961,482		$940,932		$849,210		$760,456		(2)%	24%

Reserve for off-balance sheet commitments	20,308		22,823		19,511		18,752		19,109		(11)%	6%
Total allowance for loan losses plus reserve	$965,073		$984,305		$960,443		$867,962		$779,565		(2)%	24%

Allowance for Loan Losses
Regional Banking	$365,723		$340,199		$348,435		$311,399		$269,397		8%	36%
Capital Markets	100,130		79,309		72,001		63,554		63,654		26%	57%
National Specialty Lending	464,833		512,131		495,936		446,254		420,220		(9)%	11%
Mortgage Banking	14,079		29,843		24,560		28,003		7,185		(53)%	96%

Total allowance for loan losses	$944,765		$961,482		$940,932		$849,210		$760,456		(2)%	24%

Non-Performing Assets
Regional Banking
Nonperforming loans	$252,763		$213,201		$193,191		$163,933		$133,138		19%	90%
Foreclosed real estate	16,189		29,410		31,305		31,665		32,078		(45)%	(50)%

Total Regional Banking	268,952		242,611		224,496		195,598		165,216		11%	63%

Capital Markets
Nonperforming loans	103,463		70,994		40,383		27,339		27,284		46%	NM
Foreclosed real estate	1,516		596		641		600		600		154%	153%

Total Capital Markets	104,979		71,590		41,024		27,939		27,884		47%	NM

National Specialty Lending
Nonperforming loans	662,695		764,672		845,964		834,042		718,624		(13)%	(8)%
Foreclosed real estate	60,605		50,386		64,586		52,725		57,251		20%	6%

Total National Specialty Lending	723,300		815,058		910,550		886,767		775,875		(11)%	(7)%

Mortgage Banking
Nonperforming loans — including held for sale (a)	100,799		78,090		53,569		28,335		20,930		29%	NM
Foreclosed real estate	22,459		25,728		22,514		19,318		25,589		(13)%	(12)%

Total Mortgage Banking	123,258		103,818		76,083		47,653		46,519		19%	165%

Total nonperforming assets	$1,220,489		$1,233,077		$1,252,153		$1,157,957		$1,015,494		(1)%	20%

Net Charge-Offs
Regional Banking	$37,542		$59,262		$60,791		$63,822		$29,310		(37)%	28%
Capital Markets	33,374		13,795		5,563		8,207		17,543		142%	90%
National Specialty Lending	126,833		160,152		138,889		118,017		107,462		(21)%	18%
Mortgage Banking	3,969		6,240		3,035		1,200		378		(36)%	NM

Total net charge-offs	$201,718		$239,449		$208,278		$191,246		$154,693		(16)%	30%

Consolidated Key Ratios (b)
NPL %	5.87%		5.64%		5.44%		4.91%		4.12%
NPA %	6.38		6.15		5.98		5.38		4.63
Net charge-offs %	4.24		4.77		3.97		3.61		2.84
Allowance / loans	5.10		4.91		4.57		3.99		3.52
Allowance to loans excluding insured loans	5.21		5.03		4.69		4.11		3.63
Allowance / NPL	0.87	x	0.87	x	0.84	x	0.81	x	0.85	x
Allowance / NPA	0.80	x	0.79	x	0.76	x	0.74	x	0.76	x
Allowance / Charge-offs	1.17	x	1.00	x	1.13	x	1.11	x	1.23	x

Other
Loans past due 90 days or more (c)	$173,634		$182,468		$250,801		$133,067		$119,588		(5)%	45%
Guaranteed portion (c)	42,271		36,379		40,205		42,478		50,419		16%	(16)%
Foreclosed real estate from GNMA loans	10,619		10,464		13,607		21,230		35,943		1%	(70)%

Period-end loans, net of unearned income (millions)	$18,525		$19,586		$20,572		$21,278		$21,602		(5)%	(14)%
Insured loans (millions)	399		466		528		591		652		(14)%	(39)%

Total loans excluding insured loans (millions)	$18,126		$19,119		$20,044		$20,687		$20,950		(5)%	(13)%

Off-balance sheet commitments (millions) (d)	$5,537		$5,882		$6,077		$6,442		$6,746		(6)%	(18)%

Certain previously reported amounts have been reclassified to agree with current presentation.

NM — Not meaningful

*	Amount is less than one percent

(a)	3Q09 includes $68,507 of loans held-to-maturity.

(b)	See Glossary of Terms for definitions of Consolidated Key Ratios.

(c)	Includes loans held for sale.

(d)	Amount of off-balance sheet commitments for which a reserve has been provided.

ASSET QUALITY: CONSOLIDATED Quarterly, Unaudited

											3Q09 Change vs.
	3Q09		2Q09		1Q09		4Q08		3Q08		2Q09	3Q08

Key Portfolio Details
Commercial (C&I and Other)
Period-end loans ($ millions)	$6,899		$7,381		$7,676		$7,806		$7,618		(7)%	(9)%

30+ Delinq. % (a)	1.25%		.82%		1.53%		.53%		1.15%
NPL %	2.13		1.52		1.35		1.03		1.05
Charge-offs % (qtr. annualized)	2.48		1.43		1.55		2.21		1.64

Allowance / loans %	3.78%		3.40%		2.97%		2.46%		2.29%
Allowance / charge-offs	1.48	x	2.35	x	1.89	x	1.16	x	1.41	x

Income CRE (Income-producing Commercial Real Estate)
Period-end loans ($ millions)	$1,845		$1,871		$1,938		$1,988		$2,038		(1)%	(9)%

30+ Delinq. % (a)	2.19%		2.82%		4.23%		2.42%		3.47%
NPL %	10.87		8.67		6.30		5.02		3.72
Charge-offs % (qtr. annualized)	3.46		6.40		3.36		2.73		.24

Allowance / loans %	8.29%		5.77%		5.21%		4.71%		3.73%
Allowance / charge-offs	2.37	x	0.87	x	1.53	x	1.70	x	15.48	x

Residential CRE (Homebuilder and Condominium Construction)
Period-end loans ($ millions)	$835		$986		$1,133		$1,288		$1,480		(15)%	(44)%

30+ Delinq. % (a)	4.15%		5.29%		10.43%		3.74%		5.73%
NPL %	42.35		39.44		36.34		30.71		23.64
Charge-offs % (qtr. annualized)	13.41		17.22		18.10		15.79		11.95

Allowance / loans %	9.17%		9.87%		8.59%		8.25%		7.55%
Allowance / charge-offs	0.62	x	0.53	x	0.44	x	0.49	x	0.58	x

Consumer Real Estate (Home Equity Installment and HELOC)
Period-end loans ($ millions)	$7,148		$7,356		$7,609		$7,749		$7,830		(3)%	(9)%

30+ Delinq. % (a)	2.28%		2.12%		2.01%		1.97%		1.49%
NPL %	.14		.08		.07		.07		.07
Charge-offs % (qtr. annualized)	3.04		3.01		2.38		1.81		1.41

Allowance / loans %	3.21%		3.04%		3.06%		2.35%		1.58%
Allowance / charge-offs	1.04	x	0.99	x	1.27	x	1.29	x	1.12	x

OTC (Consumer Residential Construction Loans)
Period-end loans ($ millions)	$362		$558		$773		$981		$1,202		(35)%	(70)%

30+ Delinq. % (a)	4.00%		7.90%		2.82%		4.43%		4.92%
NPL %	77.37		64.06		55.19		43.03		28.94
Charge-offs % (qtr. annualized)	29.87		30.53		21.10		14.80		12.29

Allowance / loans %	30.21%		29.46%		23.74%		20.44%		20.16%
Allowance / charge-offs	0.79	x	0.80	x	0.99	x	1.25	x	1.46	x

Permanent Mortgage
Period-end loans ($ millions)	$1,113		$1,112		$1,109		$1,127		$1,080		*	3%

30+ Delinq. % (a)	8.09%		9.44%		10.11%		6.94%		7.38%
NPL %	8.65		6.97		4.48		3.73		2.94
Charge-offs % (qtr. annualized)	6.27		7.97		3.47		.57		.22

Allowance / loans %	9.06%		8.85%		7.06%		4.76%		1.17%
Allowance / charge-offs	1.46	x	1.08	x	2.04	x	8.59	x	5.48	x

Credit Card and Other
Period-end loans ($ millions)	$323		$323		$335		$339		$354		*	(9)%

30+ Delinq. % (a)	2.13%		2.08%		2.33%		2.47%		2.08%
NPL %	—		—		—		—		—
Charge-offs % (qtr. annualized)	5.00		6.57		4.81		5.09		5.30

Allowance / loans %	4.57%		5.91%		6.04%		6.35%		5.52%
Allowance / charge-offs	0.91	x	0.90	x	1.26	x	1.24	x	1.06	x

*	Amount is less than one percent
Certain previously reported amounts have been reclassified to agree with current presentation.
(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.

Analysis of Individually Impaired Loans, ORE, and NPL Rollforward Unaudited

($ in millions)

Commercial Portfolio
Reserves

	Reserves	Balances	%

Individually impaired loans with reserves	$12.5	$44.2	28.28%
Individually impaired loans without reserves	—	559.8	—
All other loans	477.7	8,975.7	5.32%

Total	$490.2	$9,579.7	5.12%

NRV Assessment of Commercial Individually Impaired Assets with no Reserves

						Book Bal /
	#	Appraised Value	Legal Balance	Cumulative C/O	Book Balance	Appraised Val

Individually impaired assets with no reserves	187	$890.8	$842.1	$282.3	$559.8	62.8%

ORE Inventory Rollforward (a)

	3Q09	2Q09	1Q09	4Q08	3Q08

Beginning Balance	$106.1	$119.0	$104.3	$115.5	$106.1
Valuation adjustments	(10.4)	(12.6)	(6.8)	(1.6)	(1.4)

Adjusted Balance	$95.7	$106.4	$97.5	$113.9	$104.7

+ New OREO	65.2	38.5	39.2	21.8	30.0
+ Capitalized Expenses	4.0	0.4	0.1	0.2	0.3
Disposals:
– Bulk Sales	(6.0)	(10.6)	—	—	—
– Auctions	(8.5)	(4.2)	(1.0)	(1.0)	—
– Single Transactions	(49.6)	(24.4)	(16.8)	(30.6)	(19.5)

Ending Balance	$100.8	$106.1	$119.0	$104.3	$115.5

(a)	OREO (excludes foreclosed real estate from GNMA loans)

NPL Rollforward (b)

	3Q09	2Q09	1Q09	4Q08	3Q08

Beginning NPLs	$1,021	$1,064	$998	$854	$722
+ Additions	254	232	316	393	356
+ Principal Increase	7	19	13	7	4
– Payments	(130)	(113)	(81)	(82)	(75)
– Net Charge-Offs	(125)	(155)	(149)	(150)	(122)
– Transfer to ORE	(46)	(25)	(32)	(18)	(30)
– Upgrade to Accrual	—	(1)	(1)	(6)	(1)

Ending NPLs	$981	$1,021	$1,064	$998	$854

(b)	Includes Commercial & One Time Close Portfolios only

ASSET QUALITY: REGIONAL BANKING Quarterly, Unaudited

											3Q09 Change vs.
	3Q09		2Q09		1Q09		4Q08		3Q08		2Q09	3Q08

Total Regional Banking
Period-end loans ($ millions)	$10,011		$10,282		$10,727		$11,017		$11,008		(3)%	(9)%

30+ Delinq. % (a)	1.70%		1.37%		1.87%		1.07%		1.45%
NPL %	2.52		2.07		1.80		1.49		1.21
Charge-offs % (qtr. annualized)	1.48		2.25		2.23		2.34		1.07

Allowance / loans %	3.65%		3.31%		3.25%		2.83%		2.45%
Allowance / charge-offs	2.44	x	1.44	x	1.43	x	1.22	x	2.30	x

Key Portfolio Details

Commercial (C&I and Other)
Period-end loans ($ millions)	$5,298		$5,503		$5,855		$6,132		$6,064		(4)%	(13)%

30+ Delinq. % (a)	1.34%		1.04%		1.56%		.54%		1.37%
NPL %	1.84		1.46		1.33		1.18		1.09
Charge-offs % (qtr. annualized)	1.18		1.44		1.96		2.36		.96

Allowance / loans %	3.27%		3.34%		2.93%		2.34%		2.10%
Allowance / charge-offs	2.71	x	2.24	x	1.46	x	1.01	x	2.21	x

Income CRE (Income-producing Commercial Real Estate)
Period-end loans ($ millions)	$1,430		$1,424		$1,438		$1,462		$1,504		*	(5)%

30+ Delinq. % (a)	2.40%		1.63%		2.82%		1.25%		1.21%
NPL %	5.78		4.33		3.57		2.31		1.73
Charge-offs % (qtr. annualized)	1.09		5.29		2.57		1.50		.07

Allowance / loans %	8.55%		5.23%		5.07%		4.70%		3.45%
Allowance / charge-offs	7.84	x	0.97	x	1.94	x	3.09	x	49.80	x

Residential CRE (Homebuilder and Condominium Construction)
Period-end loans ($ millions)	$313		$357		$396		$435		$473		(12)%	(34)%

30+ Delinq. % (a)	6.17%		5.51%		6.61%		4.97%		3.94%
NPL %	22.06		19.73		16.10		13.27		8.71
Charge-offs % (qtr. annualized)	6.49		6.46		8.81		9.97		4.55

Allowance / loans %	9.86%		10.32%		10.19%		8.54%		8.52%
Allowance / charge-offs	1.41	x	1.49	x	1.09	x	0.83	x	1.75	x

Consumer Real Estate (Home Equity Installment and HELOC)
Period-end loans ($ millions)	$2,643		$2,669		$2,696		$2,644		$2,606		(1)%	1%

30+ Delinq. % (a)	1.46%		1.31%		1.32%		1.41%		1.32%
Charge-offs % (qtr. annualized)	1.40		1.36		1.45		1.23		.81

Allowance / loans %	1.04%		1.12%		1.79%		1.70%		1.26%
Allowance / Charge-offs	0.74	x	0.81	x	1.24	x	1.40	x	1.57	x

Credit Card, Permanent Mortgage, and Other
Period-end loans ($ millions)	$327		$328		$342		$345		$361		*	(9)%

30+ Delinq. % (a)	1.98%		1.77%		1.83%		2.09%		1.66%
Charge-offs % (qtr. annualized)	3.57		5.10		3.48		4.04		4.69

Allowance / loans %	3.69%		4.61%		4.56%		5.07%		5.31%
Allowance / Charge-offs	1.03	x	0.90	x	1.31	x	1.25	x	1.16	x

*	Amount is less than one percent

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.

ASSET QUALITY: MORTGAGE BANKING AND CAPITAL MARKETS Quarterly, Unaudited

											3Q09 Change vs.
	3Q09		2Q09		1Q09		4Q08		3Q08		2Q09	3Q08

Total Mortgage Banking
Period-end loans ($ millions)	$571		$592		$668		$674		$746		(4)%	(24)%

30+ Delinq. % (a)	5.19%		6.03%		7.09%		3.63%		3.35%
NPL %	12.01		9.37		5.84		2.95		1.59

Allowance / loans %	2.47%		5.04%		3.67%		4.15%		.96%

Total Capital Markets
Period-end loans ($ millions)	$1,772		$2,059		$2,034		$1,918		$1,790		(14)%	(1)%

30+ Delinq. % (a)	1.42%		.56%		2.13%		.68%		1.45%
NPL %	5.84		3.45		1.99		1.43		1.52
Charge-offs % (qtr. annualized)	7.19		2.74		1.14		1.91		3.99

Allowance / loans %	5.65%		3.85%		3.54%		3.31%		3.56%
Allowance / charge-offs	0.75	x	1.44	x	3.24	x	1.94	x	0.91	x

*	Amount is less than one percent

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.

ASSET QUALITY: NATIONAL SPECIALTY LENDING Quarterly, Unaudited

											3Q09 Change vs.
	3Q09		2Q09		1Q09		4Q08		3Q08		2Q09	3Q08

Total National Specialty Lending
Period-end loans ($ millions)	$6,171		$6,653		$7,143		$7,668		$8,058		(7)%	(23)%

30+ Delinq. % (a)	3.41%		4.35%		4.49%		3.46%		3.67%
NPL %	10.74		11.49		11.84		10.88		8.92
Charge-offs % (qtr. annualized)	7.92		9.25		7.47		6.00		5.14

Allowance / loans %	7.53%		7.70%		6.94%		5.82%		5.21%
Allowance / charge-offs	0.92	x	0.80	x	0.89	x	0.95	x	0.98	x

Key Portfolio Details

Income CRE (Income-producing Commercial Real Estate)
Period-end loans ($ millions)	$290		$314		$341		$356		$378		(8)%	(23)%

30+ Delinq. % (a)	—		8.16%		9.03%		7.51%		13.37%
NPL %	30.28		24.59		20.52		18.22		12.77
Charge-offs % (qtr. annualized)	11.51		7.70		7.66		8.74		.91

Allowance / loans %	6.86%		8.02%		5.23%		4.67%		4.28%
Allowance / charge-offs	0.56	x	0.98	x	0.67	x	0.50	x	4.53	x

Residential CRE (Homebuilder and Condominium Construction)
Period-end loans ($ millions)	$477		$579		$682		$780		$927		(18)%	(48)%

30+ Delinq. % (a)	2.33%		4.87%		12.47%		3.19%		5.05%
NPL %	54.60		52.10		48.91		40.97		32.03
Charge-offs % (qtr. annualized)	17.46		23.56		22.50		19.26		16.06

Allowance / loans %	9.20%		9.75%		7.55%		8.03%		6.79%
Allowance / charge-offs	0.47	x	0.37	x	0.31	x	0.38	x	0.38	x

Consumer Real Estate (Home Equity Installment and HELOC)
Period-end loans ($ millions)	$4,504		$4,686		$4,913		$5,105		$5,223		(4)%	(14)%

30+ Delinq. % (a)	2.75%		2.59%		2.38%		2.26%		1.57%
NPL %	.15		.13		.10		.10		.11
Charge-offs % (qtr. annualized)	3.98		3.94		2.88		2.10		1.70

Allowance / loans %	4.49%		4.13%		3.76%		2.68%		1.74%
Allowance / charge-offs	1.11	x	1.03	x	1.28	x	1.26	x	1.01	x

OTC (Consumer Residential Construction Loans)
Period-end loans ($ millions)	$362		$558		$773		$981		$1,202		(35)%	(70)%

30+ Delinq. % (a)	4.00%		7.90%		2.82%		4.43%		4.92%
NPL %	77.37		64.06		55.19		43.03		28.94
Charge-offs % (qtr. annualized)	29.87		30.53		21.10		14.80		12.29

Allowance / loans %	30.21%		29.46%		23.74%		20.44%		20.16%
Allowance / charge-offs	0.79	x	0.80	x	0.99	x	1.25	x	1.46	x

Permanent Mortgage
Period-end loans ($ millions)	$514		$490		$407		$417		$297		5%	73%

30+ Delinq. % (a)	11.48%		13.90%		15.72%		12.60%		18.39%
NPL %	5.34		4.42		2.50		5.32		6.71
Charge-offs % (qtr. annualized)	.11		.14		.06		—		—

Allowance / loans %	16.77%		13.93%		13.14%		6.13%		1.84%
Allowance / charge-offs	1.63	x	1.03	x	8.14	x	NM		—

Other Consumer
Period-end loans ($ millions)	$24		$25		$26		$29		$30		(4)%	(20)%

30+ Delinq. % (a)	7.47%		8.05%		8.56%		8.14%		6.65%
NPL %	—		—		—		—		—
Charge-offs % (qtr. annualized)	18.58		17.40		15.27		11.31		11.66

Allowance / loans %	13.60%		17.35%		18.94%		13.87%		7.84%
Allowance / Charge-offs	0.73	x	0.96	x	1.16	x	1.22	x	0.66	x

*	Amount is less than one percent

Certain previously reported amounts have been reclassified to agree with current presentation.

(a)	30+ Delinquency % includes all accounts delinquent more than one month and still accruing interest.

ASSET QUALITY HIGHLIGHTS: KEY PORTFOLIOS — COMMERCIAL Unaudited

C&I Portfolio: $6.9 Billion (37% of Total Loans)
-	Primarily relationship customers in Tennessee and regional middle market lending efforts

-	Diversified by industry, good granularity

-	Impacted by deterioration in overall economic conditions

-	Trust preferred loans and bank-related exposures most severly impacted

% OS

General Corporate, Commercial and Business Banking Loans	85.60%
Mortgage Warehouse Line Balances	5.50%
Trust Preferred Loans	6.70%
Bank Holding Company Lending	2.20%

Income CRE Portfolio: $1.8 Billion (10% of Total Loans)

-	Traditional commercial real estate construction and mini-permanent loans

-	Three-Fourths managed by Regional Banking segment (approx)

-	Less than 16% in national CRE business: wind-down portfolio (approx)

-	Poor economic conditions impacting vacancy levels, rate of stabilization, and rental rates

-	Lack of available financing in industry combined with a poor economy impacting property valuations

-	Expect a prolonged period of portfolio underperformance vs. historical expectations

Top 10 States
	% OS	% NPL

TN	43.86%	3.63%
NC	8.53%	18.48%
FL	7.42%	41.73%
GA	6.21%	4.74%
TX	3.91%	0.00%
SC	3.59%	0.00%
MS	3.48%	0.45%
WA	3.26%	0.00%
AZ	2.32%	66.95%
WV	1.90%	0.00%

As of 9/30/09

Homebuilder Portfolio: $835 Million (5% of Total Loans)

-	Loans to residential builders and developers

-	Performance under pressure from housing market (oversupply & lack of mortgage availability)

-	Most severe market conditions in Florida, Washington, California, Virginia/DC, Arizona, Maryland and Colorado

-	Condominium construction balances small ($126.8 million) but individual commitments tend to be larger

-	Wind-down portfolio: In early 2008 ceased originations for national CRE lending; balances have decreased by 65% since March 2008

Top 10 States
	% OS	% NPL

TN	24.93%	16.90%
FL	10.63%	70.67%
WA	8.74%	45.85%
NC	7.14%	30.12%
TX	5.09%	12.61%
CA	5.03%	38.02%
VA	4.78%	37.55%
CO	3.65%	37.55%
MD	3.26%	55.10%
AZ	3.26%	96.83%

As of 9/30/09

ASSET QUALITY HIGHLIGHTS: KEY PORTFOLIOS — CONSUMER Unaudited

Consumer Real Estate (primarily Home Equity) Portfolio: $7.1 Billion (39% of Total Loans)

-	Performance continues to show deterioration in Q3 primarily related to areas with significant home price depreciation.

-	Geographically diverse
-	Top States (TN=34%, CA = 15%, VA = 4%, WA = 4%)
-	Strong borrower quality
-	736 avg. portfolio origination FICO; 732 avg. portfolio FICO (refreshed)
-	Good collateral position
-	High LTV loans managed through whole loan insurance

-	28% 1st lien and 72% second lien

-	87% of uninsured portfolio <90 CLTV

-	13% of uninsured portfolio is HLTV, 65% of which (or 8.6%) have FICO >700

-	FHN has not originated loans > 89.9% CLTV since September 2007
-	Good borrower capacity (37% avg. DTI)

-	Primarily retail-sourced (86% retail)

-	Mix of older vintage loans
-	49% originated prior to 2006

Top 10 States
	% OS	Del. %	C/O %

TN	34%	1.43%	.81%
CA	15%	2.74%	5.06%
VA	4%	1.84%	2.40%
WA	4%	2.27%	3.64%
MD	3%	2.12%	3.15%
FL	3%	4.67%	10.15%
GA	3%	1.95%	2.00%
AZ	3%	4.41%	7.85%
PA	2%	2.01%	1.86%
NJ	2%	2.78%	2.48%

As of 9/30/09

Retail vs. Wholesale Originations
	% OS	Del. %	C/O %

Retail	85.95%	1.97%	2.32%
Wholesale	11.80%	4.43%	8.56%
Other	2.24%	2.91%	2.59%

As of 9/30/09

Portfolio Breakdown by LTV and FICO
	<=80%	80% - 90%	>90%

>=740	32.5%	14.4%	4.9%
720-739	7.1%	4.6%	1.9%
700-719	7.1%	4.3%	1.8%
660-699	7.9%	4.0%	3.0%
620-659	2.5%	1.3%	1.2%
<620	.8%	.3%	.4%
*excludes whole loan insurance

As of 9/30/09

	Balance	Origination Characteristics					QTD	YTD
Vintage	%	CLTV	FICO	% Broker *	% TN	% 1st lien	NCO’s %	NCO’s %

pre-2002	6%	76%	717	16%	49%	36%	1.62%	1.76%
2003	9%	74%	731	13%	36%	44%	1.02%	1.27%
2004	13%	77%	728	23%	27%	30%	1.47%	1.92%
2005	21%	80%	732	19%	20%	17%	4.02%	3.94%
2006	17%	77%	735	6%	25%	18%	4.82%	4.38%
2007	20%	79%	741	15%	27%	19%	4.13%	3.70%
2008	10%	76%	749	9%	70%	53%	2.13%	2.11%
2009	4%	72%	755	2%	84%	61%	.06%	.02%

Total	100%	77%	736	14%	34%	28%	3.04%	2.80%
* Correspondent and Wholesale

Permanent Mortgage Portfolio: $1.1 Billion (6% of Total Loans)
-	Portfolio is heterogeneous; performance varies by pool

-	National portfolios winding-down

-	Originations primarily consist of OTC completed construction loans

-	Geographically diverse
-	Top States (CA = 19%, TX = 10%, WA = 8%, AZ = 6%, VA = 5%)
-	Balanced origination sources
-	53% retail; 47% wholesale
-	Documentation type
-	62% full doc; 35% stated; 3% other
-	Product type
-	64% jumbo; 23% Alt A; 13% other

Top 10 States
	% OS	Del. %	C/O %

CA	19%	6.22%	3.46%
TX	10%	6.44%	0.47%
WA	8%	9.56%	2.29%
AZ	6%	8.68%	7.83%
VA	5%	6.50%	1.48%
OR	4%	9.08%	1.53%
UT	4%	11.36%	10.16%
FL	4%	15.04%	9.61%
TN	4%	3.95%	.73%
MD	3%	3.28%	3.80%

As of 9/30/09

ASSET QUALITY: PROCESS HIGHLIGHTS

Product	Current Process

Commercial Loans (Real Estate / C&I)
Risk Grading
Reserves are established using historical loss factors by grade level. Relationship managers risk rate each loan using grades that reflect both the probability of default and estimated loss in the event of default. Loans with emerging weaknesses receive increased oversight through our Watch List process.
Watch List Process
For new Watch List loans, senior credit management reviews risk grade appropriateness and action plans. After initial identification, relationship managers prepare regular updates for review and discussion by more senior business line and credit officers. This oversight is intended to bring consistent grading and allow timely identification of loans that need to be further downgraded or placed on non-accrual status.
Classified & Non-Accruals
When a loan becomes classified, the asset generally transfers to the specialists in our Loan Rehab and Recovery group where the accounts receive more active management and detailed monitoring; at this time, new appraisals are typically ordered for real estate collateral dependent credits.
Loans are placed on non-accrual status if it becomes evident that full collection of principal and interest is at risk, or if loans become 90 days or more past due.
Impairment Assessment
Generally, classified non-accrual loans over $1 million are deemed to be impaired in accordance with GAAP and are assessed for impairment measurement. For impaired assets viewed as collateral dependent, fair value estimates are obtained from a recently received and reviewed appraisal. Appraised values are adjusted down for costs associated with asset disposal and for our estimate of any further deterioration in values since the most recent appraisal. Upon the determination of impairment, we charge off the full difference between book value and our best estimate of the asset’s net realizable value.

One-Time Close (OTC) Loans
For OTC real estate construction loans, reserve levels are established based on portfolio modeling and regular portfolio reviews conducted with business line managers and credit officers. In addition, OTC loans that reach 90 days past due are placed on non-accrual. A new appraisal is ordered for loans that reach 90 days past due or are classified as substandard during the monthly portfolio review. Loans are initially written down to current appraised value. Loans are then assessed for charge down again when they reach 180 days past due, and again when they are taken into OREO.

Home Equity Loans & Lines
For home equity loans and lines, reserve levels are established through the use of segmented roll rate models. Loans are classified substandard at 90 days delinquent. Our collateral position is assessed prior to the asset becoming 180 days delinquent. If the value does not support foreclosure, balances are charged-off and other avenues of recovery are pursued. If the value supports foreclosure, the loan is charged down to net realizable value and is placed on non-accrual status. When collateral is taken to OREO, the asset is assessed for further write down to appraised value.

GLOSSARY OF TERMS

Adjusted Tangible Equity/RWA: Shareholders’ equity excluding intangible assets and unrealized gains/losses on available for sale securities and cash flow hedges divided by risk weighted assets.
Appraisal Fees: A fee charged to the borrower for the cost of appraising a property.
Core business segments: Management treats Regional Banking, Capital Markets, and Corporate as FHN’s core businesses. Mortgage Banking and National Specialty Lending have significant legacy assets and operations that are being wound down.
Credit Report Fee: A fee charged to the borrower for the cost of obtaining the borrower’s credit report.
ASC 310 Fee Deferral: The timing difference between collecting and recognizing origination fees on a loan not carried at elected fair value. For loans held for sale not carried at elected fair value, origination fees are recognized at the time the loan is sold, not at the time the loan is originated.
ASC 310 Reclassification: The reclassification of the cost of originating mortgage warehouse loans, not carried at elected fair value, sold during the period.
Final Inspection Fee: A fee charged to the borrower to inspect a property.
Individually Impaired Loans: Commercial loans over $1 million that are not expected to pay all contractually due principal and interest and consumer loans that have experienced a troubled debt restructuring and are individually evaluated for impairment. These loans are generally written down to an estimate of collateral value less cost to sell.
Lower of Cost or Market (LOCOM): A method of accounting for certain assets by recording them at the lower of their historical cost or their current market value.
Origination Fees: A fee charged to the borrower by the lender to originate a loan. Usually stated as a percentage of the face value of the loan.

Asset Quality — Consolidated Key Ratios

NPL %: Ratio is nonperforming loans in the loan portfolio to total period end loans.
NPA %: Ratio is nonperforming assets related to the loan portfolio to total period end loans plus foreclosed real estate and other assets.
Net charge-offs %: Ratio is annualized net charge-offs to total average loans.
Allowance / Loans: Ratio is allowance for loan losses to total period end loans.
Allowance to loans excluding insured loans: Ratio is allowance for loan losses to total period end loans excluding insured loans.
Allowance / NPL: Ratio is allowance for loan losses to nonperforming loans in the loan portfolio.
Allowance / NPA: Ratio is allowance for loan losses to nonperforming assets related to the loan portfolio.
Allowance / Charge-offs: Ratio is allowance for loan losses to annualized net charge-offs.

NON-GAAP to GAAP RECONCILIATION Quarterly, Unaudited

(Thousands)	3Q09	2Q09	1Q09	4Q08	3Q08

Pre-Tax Pre-Provision Earnings (Non-GAAP)
Pre-tax loss (GAAP)	$(40,182)	$(179,217)	$(111,870)	$(83,254)	$(208,295)
Less: Provision for loan losses (GAAP)	185,000	260,000	300,000	280,000	340,000

Pre-tax pre-provision earnings (Non-GAAP)	144,818	80,783	188,130	196,746	131,705

(Millions)

Tangible Common Equity (Non-GAAP)
(A) Total equity (GAAP)	$3,370.2	$3,394.0	$3,507.7	$3,574.6	$2,872.9
Less: Preferred stock capital surplus — CPP	794.6	790.6	786.6	785.7	—
Less: Noncontrolling interest (a)	295.2	295.2	295.2	295.2	295.3

(B) Total common equity	2,280.4	2,308.2	2,425.9	2,493.7	2,577.6
Less: Intangible assets (GAAP) (b)	218.9	234.3	235.9	237.5	239.3

(C) Tangible common equity (Non-GAAP)	2,061.5	2,073.9	2,190.0	2,256.2	2,338.3
Less: Unrealized gains on AFS securities, net of tax	67.5	59.2	57.4	42.3	17.8

(D) Adjusted tangible common equity (Non-GAAP) (c)	1,994.0	2,014.7	2,132.6	2,213.9	2,320.5

Tangible Assets (Non-GAAP)
(E) Total assets (GAAP)	$26,465.9	$28,758.9	$31,208.0	$31,022.0	$32,804.4
Less: Intangible assets (GAAP) (b)	218.9	234.3	235.9	237.5	239.3

(F) Tangible assets (Non-GAAP)	26,247.0	28,524.6	30,972.1	30,784.5	32,565.1

Period-end Shares Outstanding
(G) Period-end shares outstanding	218.7	218.6	218.4	217.5	217.5

Tier 1 Common (Non-GAAP)
(H) Tier 1 capital (d) (e)	$3,563.7	$3,596.3	$3,709.0	$3,784.2	$2,934.0
Less: Preferred stock capital surplus — CPP	794.6	790.6	786.6	782.7	—
Less: Noncontrolling interest — FTBNA preferred stock (a) (f)	294.8	294.8	294.8	294.8	294.8
Less: Trust preferred (g)	300.0	300.0	300.0	300.0	300.0

(I) Tier 1 common (Non-GAAP)	2,174.3	2,210.9	2,327.6	2,406.7	2,339.2

Risk Weighted Assets
(J) Risk weighted assets (d) (e)	$22,003.3	$23,123.4	$24,771.8	$25,185.4	$26,427.2

Ratios
(C)/(F) Tangible common equity to tangible assets (TCE/TA) (Non-GAAP)	7.85%	7.27%	7.07%	7.34%	7.18%
(A)/(E) Total equity to total assets (GAAP)	12.73%	11.80%	11.24%	11.52%	8.76%
(C)/(G) Tangible book value per common share (Non-GAAP)	$9.43	$9.49	$10.03	$10.39	$10.75
(B)/(G) Book value per common share (GAAP)	$10.43	$10.56	$11.11	$11.48	$11.85
(I)/(J) Tier 1 common ratio (Non-GAAP)	9.88%	9.56%	9.40%	9.56%	8.85%
(H)/(E) Tier 1 capital to total assets (GAAP)	13.47%	12.50%	11.88%	12.20%	8.94%
(D)/(J) Adjusted tangible common equity to risk weighted assets (TCE/RWA) (Non-GAAP) (c)	9.06%	8.71%	8.61%	8.80%	8.78%

(a)	Included in total equity on the consolidated balance sheet.

(b)	Includes goodwill and other intangible assets, net of amortization.

(c)	See Glossary of Terms for definition of ratio.

(d)	Current quarter is an estimate.

(e)	Defined by and calculated in conformity with bank regulations.

(f)	Represents FTBNA preferred stock included in noncontrolling interest.

(g)	Included in term borrowings on the consolidated balance sheet.

First Horizon National Corporation Third Quarter 2009 Earnings v.14 October 16, 2009

Portions of this presentation use non-GAAP financial information. Each of those portions is so noted, and a reconciliation of that non-GAAP information to comparable GAAP information is provided in a footnote or in the appendix at the end of this presentation. This presentation contains forward-looking statements, which may include guidance, involving significant risks and uncertainties which will be identified by words such as "believe" "expect" "anticipate" "intend" "estimate" "should" "is likely" "will" "going forward" and other expressions that indicate future events and trends and may be followed by or reference cautionary statements. A number of factors could cause actual results to differ materially from those in the forward-looking information. These factors are outlined in our recent earnings and other press releases and in more detail in the most current 10-Q and 10-K. First Horizon disclaims any obligation to update any of the forward-looking statements that are made from time to time to reflect future events or developments.

Financial Highlights: Third Quarter 2009 Loss per share of $(0.24) after discontinued operations Loss per share of $(0.20) from continued operations $(14) million impact pre-tax impairment charge related to the equity research business, which is under contract to be sold Net loss available to common shareholders of $(53) million $(15) million impact of TARP CPP preferred Provision decreased $75 million to $185 million Charge-offs declined 16% NPAs down 1% linked-quarter Strong capital ratios improved: TCE/TA at 7.9%2 Tier I at 16.2%2 Tier 1 Common at 9.9%2 1Pre-tax, pre-provision is a non-GAAP number and is pre-tax income excluding provision; a reconciliation is provided in the appendix. 2Current quarter is estimate; Tier 1 Common, TCE, & TA are non-GAAP numbers, and a reconciliation is provided in the appendix. Pre-tax, pre-provision income1 of $145 million Core businesses contributed $118 million National businesses benefited from higher hedging gains and lower environmental costs Net interest margin at 3.14%, up 9bps linked-quarter, marking second consecutive quarterly rise Regional Banking NIM up 8bps to 4.80% Fee income as a percent of total revenue at 61% Fixed Income average daily revenue at $1.9mm Efficiency ratio improved to 71% Expenses down 13% linked-quarter including $25 million decrease in core businesses Key Results Key Drivers

Continued Strategic Progress in Third Quarter 2009

Ability to Execute	Proactive on Asset Quality	• NPLs declined 1%, NCO's down 16% • Provision decrease of $75mm linked-quarter • Reserve release of $17mm in 3Q09
	Strong Capital Position[1]	• TCE/TA up to 7.9% in 3Q09 • Tier 1 Common up to 9.9% • Tier 1 ratio improved to 16.2% • TCE + Reserves improved to 13.7%
Reducing Risk	Solid Liquidity Position	• Average consolidated core deposits increased ~$400mm or 3%, up 9% year over year • Debt repurchases of $160mm in 3Q09
	Balance Sheet	• National Specialty loans decreased 8% or $500mm • Total assets declined to $26B • Excess Fed average balances decreased $320mm
Refocusing on Core Businesses	Solid Regional Banking Franchise	• NIM improved 8bps to 4.80% • Average core deposits up ~$150mm or 1% • Consumer net checking account growth of 3% • Commercial net checking account growth of 2%
	Strong Capital Markets Business	• Continued strong average daily revenue of $1.9mm • Fixed income revenues remain above historical levels • Agreement to sell equity research business in 3Q09

FIRST HORIZON NATIONAL CORPORATION

[1]Current quarter is estimate; Tier 1 Common, TCE, & TA are non-GAAP numbers, and a reconciliation is provided in the appendix. All growth statistics are from 2Q09 to 3Q09 unless otherwise noted.

4

Financial Results

Consolidated Financial Results Pre-tax, pre-provision income1 of $145mm Agreement to sell equity research business resulted in a $14mm goodwill impairment charge Impacted EPS by $(0.04)2 In discontinued operations Fees up $19mm linked-quarter Mortgage hedging gains of $31mm Continued solid fixed income sales although below 2Q09 due to normalization, seasonality Negative tax effect of $8.4mm due to surrender of BOLI contract in the third quarter Expenses down $53mm in 3Q09 Lower variable compensation in capital markets Less costs from wind-down businesses Focus on efficiency 2Q09 expenses impacted by $13mm FDIC special assessment Provision down $75mm linked-quarter $17mm reserve released Period-end shares increased to 217mm2 Prior quarters restated to reflect stock dividend Numbers may not add to total due to rounding. 1Pre-tax, pre-provision is a non-GAAP number and is pre-tax income excluding provision; a reconciliation is provided in the appendix. 2At 9/30/09

Regional Banking 2Q09 Capital Markets Corporate Mortgage National Specialty Significant Improvement in Pre-Tax, Pre-Provision Earnings: Core Businesses Stable and Less Drag from Wind-Down Businesses Pre-Tax, Pre-Provision Earnings1 3Q09 Drivers / Impacts 3Q09 Revenue 3Q09 Expense Repurchase expenses: $(26)mm vs. $(29)mm in 2Q09 Reinsurance Reserve: Minimal vs. $(8)mm in 2Q09 Consumer lending repurchase obligation: Minimal vs. $(12)mm in 2Q09 $38 $101 $(7) $(33) $(19) $205 $(170) $151 $(87) $34 $(17) $69 $(48) $36 $(28) Core Business (sub-total) Total $132 $390 $(274) $80 $495 $(350) 3Q09 Reduced variable compensation Foreclosures: $(6)mm vs. $(11)mm 2Q09 Foreclosures: $(8)mm vs. $(5)mm 2Q09; lower headcount Normalizing fixed income revenues along with lower seasonal volume Improved hedging gains: $31mm vs. $6mm 2Q09 Warehouse valuation: $5mm vs. $(10)mm 2Q09 Improving NIM, offsetting lower earning assets Numbers are in millions of dollars and may not add to totals due to rounding. 1Pre-tax, pre-provision is a non-GAAP number and is pre-tax income excluding provision; a reconciliation is provided in the appendix. $36 $65 $17 Debt repurchase gain: $13mm $118 $20 $8 $145 Visa escrow funding expense reversal: $7mm FDIC special assessment of $(13)mm 2Q09

Reducing Balance Sheet Risk, Growing Core Deposits & Improving Net Interest Margin Total assets declined to $26B in 3Q09 National specialty loans decreased ~$500mm Excess Fed balances decreased ~$350mm Continued core deposit growth Up 3% linked quarter, 9% year over year Consolidated NIM improved 9bps to 3.14% Core Businesses NIM1 up 15bps Regional bank up 8 bps Widening spreads on new loans with improved pricing Reduced NPA inflows, fewer interest reversals 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Loss of Yield and Int Reversals 16 20 23 17 16 17 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Loan Yield 0.0529 0.0512 0.048 0.0398 0.0393 0.0387 Deposit Cost 0.0244 0.0229 0.0211 0.0177 0.014 0.0112 Spread (right axis) 285 283 269 222 253 275 2 1Core businesses NIM is a non-GAAP number relating to the three core business segments: Regional Banking, Capital Markets, and Corporate. It is calculated in the same basic manner as First Horizon (consolidated) NIM, by dividing fully tax equivalent net interest income for the three core segments by average earning assets for those segments. 2Spread is loan yield minus deposit cost Yields and Rates Adverse Impact of Non-Accruals Net Interest Margin by Segment 3Q08 4Q08 1Q09 2Q09 3Q09 Regional Banking 9.6 9.8 10.2 10.3 10.5 Capital Markets 0.2 0.2 0.2 0.3 0.4 Corporate 1.2 1.7 1.2 1 1.5 Mortgage 1 0.7 1.2 1 0.8 National Specialty 0.2 0.1 0.1 0.1 0.1 Average Core Deposits 1

Fee Income Stable, Expenses Declining 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Regional Banking 87204 92685 88032 82720 76316 81376 81369 Capital Markets 133905 124633 98514 177285 216690 189588 130876 Corporate 162021 8669 7537 6320 3106 6503 24612 Mortgage/Nat'l Specialty 172707 116445 82878 114502 10183 66896 Fees as % of Revenue 0.63 0.57 0.61 0.67 0.59 0.6141 Fee Income by Business Line 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Regional Banking 151 146 154 163 168 168 170 Capital Markets 116 101 88 115 152 114 87 Corporate 167 37 41 2 17 25 17 Mortgage/Nat'l Specialty 179 117 65 80 104 76 Environmental Costs of foreclosure, repurchases declined $25mm to $45mm from 2Q09 to 3Q09 Expenses by Business Line Fee income stable at 61% of total revenues in 3Q09 Capital Markets' revenues normalizing Mortgage hedging continues to be volatile Expenses down $53mm from 2Q09 Core business expenses down 8% Total headcount down 2% linked-quarter Continued emphasis on driving down efficiency ratio through productivity, fixed cost reduction Environmental costs lower in 3Q09 as wind-down efforts on-track Regional Banking Mortgage/National Specialty Corporate Fees as % of Revenue Capital Markets $ mm

Third Quarter 2009 Shows Progress Towards Reaching Sustained Profitability 1Net loss assumes 40% tax rate in 3Q09 Continuing net interest margin improvement Abating environmental costs Reducing level of total provision (charge-offs and reserves down) Realizing benefits of productivity and efficiency efforts Offsetting normalizing capital markets revenues over time Capital Markets' fixed income sales remained solid although revenues began to normalize following recent record quarters 3Q09 Trend

Asset Quality

Asset Quality Overview: Charge-Offs and Reserves Decrease Modestly1 1Asset quality ratios as of 9/30/2009. 2Peer Median includes Top 50 banks by asset size of 6/30/09. 3Capital Markets reserves excludes LOCOM reserve 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Provision 43.352 156.519 240 220 340 270 Net Charge-Offs 31.384 50.793 99.138 127.672 154.693 191.2 208.3 239.4 185 Net Charge-Offs -31.384 -50.793 -99.138 -127.672 -154.693 -195 Reserve 245.163 353.067 494.989 597.452 779.565 858 Reserve Increase/ Decrease 11.968 105.726 140.862 91.9 185.307 88.8 91.7 20.6 17 Reserve % of Loans (right axis) 0.0108 0.0155 0.022 0.0259 0.0352 0.0399 0.0457 0.0491 0.051 Net charge-offs totaled $202mm, down $38mm from 2Q009 4.24% (annualized) of loans1 Reserves decreased $17 million, to $945 million 5.10% of loans1 Reserve increases in Commercial & Industrial (bank-related) and Income Commercial Real Estate Reserve decreases in One Time Close and Residential Commercial Real Estate Provision, Reserves and Charge-offs $340 $280 $300 $260 $185 Reserves vs. Peers2 Peer Median FHN Consolidated FHN Regional Bank FHN Capital Markets FHN National Portfolios Reserve % 0.0203 0.051 0.0365 0.0565 0.071 3

3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 NPLs 208.3 307.1 537.3 770 900 1054.4 1132.7 1126.96 1120 ORE 60 85.3 83.7 106.1 115.5 103.6 119 106.12 100.77 43% 16% 14% 8% (2)% (1)% ORE: Proactive Disposition Efforts1 1ORE excludes foreclosed real estate from GNMA loans 2Includes Commercial & One-Time Close Portfolios only; Numbers may not add due to rounding NPLs: Slower Inflows, Significant Resolutions2 Non-Performing Assets Flattening NPAs declined $13mm, or 1% linked-quarter, second straight flat/down quarter Reduced ORE with proactive disposal Individual sales at approximate carrying values Losses taken on bulk sales to prevent aged inventory NPL levels down in OTC, up in Income CRE and TRUPs NPAs Stable, Problem Loan Resolution Efforts Continue

C&I Portfolio: Core Stable; TRUPS, Bank Loans Deteriorate Consolidated C&I Portfolio 3Q08 4Q08 1Q09 2Q09 3Q09 30+ Delq. 0.0115 0.0053 0.0153 0.0082 0.0125 Net Charge-Offs (Ann.) 0.0164 0.0221 0.0155 0.0143 0.0248 NPLs 0.0105 0.0103 0.0135 0.0152 0.0213 Largely TN portfolio housed in the Regional Bank $6.9B portfolio diversified by industry Performance impacted disproportionately by TRUPs and bank loans Consolidated NCO of $43mm: $16mm higher than 2Q09 due to $25mm bank and TRUPs charge-offs Regional Bank C&I losses $16mm (annualized 1.18%) of loans; three straight quarterly declines Ongoing proactive reviews of portfolio in order to appropriately manage the portfolio in a stressed environment; particular focus on banks and TRUPs exposures C&I consolidated reserves of 3.78% at 9/30/09 Impact of TRUPS and Loans to Banks 3Q09 TRUPs & BHCs1 C&I w/o TRUPs & BHC's Total C&I Portfolio PE Balances ($mm) $720 $6,179 $6,899 Reserves ($mm) $104 $157 $261 Reserve Coverage1 14.38% 2.54% 3.78% NPL % 7.72% 1.48% 2.13% NCO %2 5.07% 1.43% 1.81% 1Reserve Coverage includes LOCOM on TRUPs 2NCO% is YTD Annualized

C&I Portfolio: TRUPS & Bank-Related Loans 1Outstanding balances as of 9/30/09 Coverage Ratio is allowance and LOCOM to loans Bank TRUPs1 Loans to Bank Holding Companies1 $720mm balances in TRUPS and bank-related loans $164mm whole-loan TRUPs to insurance companies; 19% classified, none deferred $105mm other loans in portfolio secured by bank stock Most intensive focus on bank TRUPs and bank holding company loans: elevated reserves held for riskier exposures $301mm whole-loan TRUPs to banks $140mm loans to bank holding companies: many in low risk markets, good portfolio metrics, long term FHN relationships Fed Funds lines also extended to many correspondents: not committed exposure and very short term Balances ($M) Coverage % % of Bal to TARP Banks Pass $99.1 7.37% 18.15% Watch $89.3 15.46% 91.62% Classified $69.7 26.81% 67.43% Deferred $42.7 45.45% 61.36% Total Bank TRUPs $300.8 19.68% 57.52% Balances ($M) Coverage % Pass $73.4 1.12% Watch $15.0 5.84% Classified $52.0 27.96% Total Loans to Banks $140.4 11.56%

Income CRE Portfolio Retail Multi-Family Office Land Other Industrial Hospitality Income CRE by balances 0.243 0.187 0.14 0.13 0.114 0.109 0.078 Portfolio Characteristics Performance Collateral Type1 Loan Type1 2Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 30+ Delq. 0.52 0.0196 0.0057 0.0143 0.0347 0.0242 0.0423 0.0282 0.0219 Net Charge-Offs (ann.) 0.74 0.0013 0.0194 0.0063 0.0024 0.0273 0.0336 0.064 0.0346 NPLs 0.0354 0.0372 0.0502 0.063 0.0867 0.1087 1As of 9/30/09 Construction Land Mini-Perm/Non-Construction Property Type 0.194 0.13 0.677 Construction 21% Land 14%% Mini-Perm/ Construction 65% NPLs by Product Type1 Traditional commercial real estate construction and mini-permanent loans Balances of ~$1.85B at 3Q09 Three-fourths managed in regional banking Market conditions impacting portfolio performance Recession increasing vacancy and rental rates (NOI) Lack of available financing increasing cap rates Proactively managing maturities to regulatory standards Reserves of 8.3% at 9/30/09

National Wind-Down Portfolios: OTC, Perm Mortgage, & Res CRE 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 OTC Commitments 3.4 3 2.6 2 1.5 1.3 1 0.776 0.412 OTC Balances 2.2 2 1.8 1.5 1.2 0.981 0.773 0.558 0.362 Unfunded Commitments 1 0.8 0.5 0.3 0.3 0.23 0.218 0.06 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Nat'l Res CRE Balances 1.432 1.4 1.1 0.927 0.78 0.682 0.579 0.477 Nat'l Res CRE Commitments 2.3 2 1.6 1.3 1 0.99 0.68 0.542 NPLs as % of portfolio 0.078 0.1207 0.2202 0.3203 0.4097 0.4891 0.521 0.546 30+day Del. 0.0428 0.0662 0.0505 0.0319 0.1247 0.0487 0.04 88% One-Time Close Permanent Mortgage1 National Res CRE 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Perm Mortgage Balances 647 1004 1080 1127 1109 1112 1113 30+Del. 0.0636 0.0738 0.0694 0.1011 0.0944 0.0809 Charge-Offs Ann. 0.663175 0.0115 0.0022 0.0057 0.0347 0.0797 0.0906 1Perm Mortgage reflects consolidated asset quality trends 92% National portfolios on track for wind-down Charge offs lower 3Q09 vs. 2Q09 in all three portfolios OTC balances down 35% to $362mm from 2Q09 Completed loans paid off, modified to perm mortgage, or managed as problem assets OTC reserves of 30.2% at 9/30/09 Perm portfolio is heterogeneous; performance varies by pool Delinquency trends stabilizing in 3Q09 Perm mortgage reserves of 9.0% at 3Q09 Res CRE national balances down 18% to $477mm at 3Q09 Res CRE national reserves of 9.2% at 9/30/09

Home Equity Portfolio 30+ Delinquency: National vs. Regional1 Net-Charge-Offs2 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Regional Banking 0.52 0.004 0.0064 0.0076 0.015 0.0081 0.0123 0.0145 0.0136 0.014 National Specialty 0.74 0.0034 0.0062 0.0102 0.0191 0.017 0.021 0.0288 0.0394 0.0398 Vintage Mix 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 Period End Balance 5385.04 5263.97 5140.65 5044.12 4856.63 4686 4504 Constant Pre-Payment Rate (right axis) 0.16 0.15 0.11 0.09 0.15 0.17 0.1278 National Portfolio Run-Off 30 Day Del. 1/8/2008 2/8/2008 3/8/2008 4/8/2008 5/8/2008 6/8/2008 7/8/2008 8/8/2008 9/8/2008 10/8/2008 11/8/2008 12/8/2008 1/1/2009 2/1/2009 3/1/2009 4/9/2009 5/9/2009 6/9/2009 7/9/2009 8/9/2009 9/9/2009 Regional Banking 0.0154 0.016 0.0164 0.0145 0.0131 0.0112 0.011 0.0121 0.0123 0.0127 0.0139 0.0133 0.0125 0.0132 0.0125 0.0124 0.0129 0.0128 0.0142 0.0133 0.0144 National Specialty 0.0149 0.0149 0.0145 0.0137 0.0134 0.0131 0.0134 0.0147 0.016 0.0175 0.0214 0.0229 0.0233 0.0241 0.0241 0.0243 0.0249 0.0262 0.0265 0.0265 0.0279 Industry 0.0328 0.0349 0.0347 0.0356 0.0368 0.0382 0.0394 0.0417 0.0431 0.0442 0.0486 Industry = 13.20% 1Source: McDash industry data as of April 2009. FHN data excludes FHB. 2Net Charge-Offs are annualized

Credit Expectations and Risks Summary 1Other includes permanent mortgage, other consumer, and credit card Third Quarter 2009 Charge-off trends consistent with expectations Home Equity losses flat to 2Q09 Res CRE, Income CRE and OTC charge-offs down from 2Q09 C&I losses increase due to bank exposures Reserve trends consistent with expectations Decreased reserves: OTC, Res CRE: wind- down Increased reserves: Income CRE, C&I Home Equity reserves relatively stable Outlook (stable/deteriorating economy) Declining OTC, Res CRE dollar losses and reserves Flat home equity charge-off dollars and reserves Long-term pressure on Income CRE; building losses and reserves at a measured pace Long term pressure on bank exposures; building reserves, potential for periodic lumpiness Stabilizing permanent mortgage portfolio performance although stressed

Summary Solid earnings power from core franchises Declining NPAs, charge-offs consistent with expectations Reflects proactive approach, wind-down nature of national portfolios Increased clarity on asset quality despite weak economic conditions Provision expense decreased Continued de-risking of balance sheet through national wind-down Capital and liquidity remain strong On track to return to sustained profitability

Appendix

Credit Quality Summary by Portfolio As of 9/30/2009 numbers may not add to total due to rounding Material differences in the performance of the national portfolios vs. the core franchise portfolios Portfolio metrics in the national wind-down portfolios becoming increasingly worse as wind-down enters final stages $ in millions

Liquidity and Capital Remain Strong 4Q07 1Q08 2Q08 3Q08 1Q09 2Q09 3Q09 2Q09 Peer Median Tangible Common Equity 0.0623 0.0629 0.085 0.0885 0.0884 0.0897 0.0884 0.0762 Reserves 0.0113 0.0163 0.0199 0.0288 0.038 0.0412 0.0405 0.0201 Numbers may not add to total due to rounding. 1Peer median includes Top 50 banks at 2Q09 as of 8/10/09. TCE and TA are considered non-GAAP, and a reconciliation is provided in the appendix. 2Excluding Securities Sold Repos, Trading Liabilities, and sub-debt and other collateralized borrowings of $4.0B. TCE + Reserves / RWA1 12.3% 12.6% 13.7% 9.8% Liquidity Wholesale Funding2 - P/E Balances ($B) Capital Ratios1 Continued average core deposit growth Asset reductions, deposit growth offsetting debt maturities Repurchased $160mm of debt in 3Q09 Wholesale funding in non-credit sensitive sources

TN 34% Other 37% CA 15% Portfolio Characteristics Home Equity - Differentiated Portfolio Characteristics 30+ Delinquency: Key Drivers Geographic Distribution FL 3% AZ 3% WA 4% VA 4% 1.97% 4.43% 0% 2% 4% 6% Retail Wholesale 1.14% 2.45% 3.20% 3.48% 5.22% 0% 2% 4% 6% >=740 720-739 700-719 660-699 <660 50% % of portfolio 13% 14% 15% 8% 86% 14% 1.54% 2.58% 0% 2% 4% 6% 1st Lien 2nd Lien % of portfolio 28% 72% % of portfolio FICO Score - Origination Channel Lien Position

Appraised Value Pre-Charge Down Balance Cumulative Charge Down Book Balance (9/30/09) East 890.8 842.1 559.8 559.8 282.3 Problem Loans Written Down to Realizable Values, Reserves Largely for Performing Credits Impaired Loans Charge-Downs1 Commercial Loan Reserves 891 842 560 33% write-down (282) 1Approximation based on most recent appraised value, which can be impacted by changing market conditions and asset disposition. Generally, classified non-accrual loans over $1mm are assessed for impairment in accordance with individually impaired loans Commercial loans typically charged-down to net realizable value rather than holding reserves Reserves/ ($ mm) Reserves Loans Loans Individually Impaired Loans w/o Reserves $0 $560 0.00% Individually Impaired Loans w/ Reserves $13 $44 28.28% Other Commercial Loans $478 $8,976 5.32% Total $490 $9,580 5.12%

Reconciliation to GAAP Financials Slides in this presentation use non-GAAP information of pre-tax, pre-provision earnings. That information is not presented according to generally accepted accounting principles (GAAP), and is reconciled to GAAP information below. 1Numbers may not add due to rounding

Reconciliation to GAAP Financials Slides in this presentation use non-GAAP information of TCE, TA, and Tier 1 Common. That information is not presented according to generally accepted accounting principles (GAAP), and is reconciled to GAAP information below. 1Current quarter is an estimate 2Includes goodwill and other intangible assets, net of amortization 3Numbers may not add due to rounding